Exhibit No. 10.7


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                                SOFTWARE LICENSE
                                HARDWARE PURCHASE
                                   AND SUPPORT
                                    AGREEMENT

                            dated as of July 24, 2003

                                     between

                                    ADP, Inc.

                                       and

                               Kronos Incorporated

THIS AGREEMENT, dated as of July 24, 2003 is between ADP, Inc., a Delaware corporation ("ADP"), its Subsidiaries and Affiliates, with offices at One ADP Boulevard, Roseland, New Jersey 07068, and Kronos Incorporated, a Massachusetts corporation ("Kronos"), its Subsidiaries and Affiliates, with offices at 297 Billerica Road, Chelmsford, Massachusetts 01824.

     WHEREAS,  the  parties  have  agreed to revise  and  replace  the  Restated
Agreement dated as of September 25, 2000 (the "Prior Agreement") with this Agreement;

     WHEREAS, ADP desires Kronos to provide, and Kronos desires to provide to ADP, a license to use the ADP Time & Attendance Software or any part thereof, the right to sublicense the same to ADP Clients, and certain other rights in connection therewith; and

     WHEREAS, ADP also desires to purchase and Kronos desires to sell to ADP, certain units of hardware manufactured by Kronos for the purpose of providing such hardware to ADP Clients;

     WHEREAS, ADP also desires Kronos to provide, and Kronos desires to provide to ADP, certain maintenance, support, training and technical assistance with respect to the ADP Time & Attendance Software and Hardware, all in accordance with the terms and conditions set forth herein; and

     WHEREAS, Kronos desires to offer certain human resources and payroll software to its customers in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

1.    Definitions.

(a) "ADP Acquired Time & Attendance Software" shall mean time and attendance software acquired from a third party (non-Kronos) company.

(b) "ADP Clients" shall mean all current and future clients and customers of ADP and its Subsidiaries and Affiliates who are now or will be in the future receiving any of the ADP Services.

(c) "ADP Features" shall mean the following ADP developed additional features and/or improvements that resulted from the licensing of TKC and Lite Software Source Code: (i) e-Time payroll interface utility (ii) hand punch interface to RSI utility and (iii) punch detail utility.

(d) "ADP Services" shall mean any or all of the payroll processing, payroll tax filing, human resources and employee benefits administration and other related services offered by ADP and its Subsidiaries and Affiliates, now or in the future (including, without limitation, the ADP Time & Attendance Services).

(e) "ADP Time & Attendance Services" shall mean the time and attendance services, which includes the Hardware and ADP Time & Attendance Software, provided by ADP to ADP Clients.

(f) "ADP Time & Attendance Software" shall mean the eTime 1000 Software, eTime 100 Software and the Enterprise eTime Software, all as defined herein.

(g) "Affiliate" shall mean, with respect to any entity, any other entity that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with, such entity; provided however, that any Affiliate of ADP shall be required to be within the ADP Employer Services Group.

(h) "Bug" shall mean, when measured against the Kronos user guide documentation applicable to the comparable (as to version and type) Kronos Software, and against any additional specifications for enhancements made by Kronos if such specifications are agreed upon in writing by the parties, (i) a reproducible error that causes the ADP Time & Attendance Software to (a) produce erroneous, distorted or misleading information, (b) abnormally cease to operate or (c) interpret input in an erroneous, distorted or misleading fashion or (ii) a malfunction in the ADP Time & Attendance Software that has been reported and documented by three or more independent users.

(i) "Devices" shall mean telephony data collection devices (comparable to Kronos' TeleTime or Workforce TeleTime), swipe readers in which the computer that the swipe reader is attached to records the swipe, point of sale systems, palm readers, scanners, portable handheld data collectors (which must be used in a mobile type of application i.e. not secured to a stationary operation), personal computers, kiosks and wall mount pc kiosks.

(j) "eLabor Software" shall mean all Time & Attendance software that was originally obtained by ADP from eLabor Inc. and all software derived from such original software, including, but not limited to, bug-fixes, corrections, modifications, enhancements, versions, and releases.

(k) "Enterprise eTime Software" shall mean the WFC Software (referred to in the Prior Agreement as "ADP WFC Software") as enhanced or modified pursuant to
     Section 5.2 or pursuant to other specifications mutually agreed upon by the parties.

(l) "eTime 100 Software" and "eTime 100" shall mean the software (referred to in the Prior Agreement as "ADP-ized Lite Software"), as enhanced or modified under previous agreement(s), or herein pursuant to Section 5.1 or pursuant to other specifications mutually agreed upon by the parties.

(m) "eTime 1000 Software" and "eTime 1000" shall mean the TKC Software (referred to in the Prior Agreement as "ADP-ized TKC Software") as enhanced or modified under a previous agreement(s), or herein pursuant to Section
     5.1 or pursuant to other specifications mutually agreed upon by the parties.

(n) "End-Users" shall mean all current and future clients (including ADP) of Kronos who are now or will be in the future sub-licensing the Software or any part thereof.

(o) "Event of Default" shall have the meaning set forth in Section 13(b) hereof.

(p) "Hardware" shall mean the units of hardware developed and manufactured by Kronos, as more fully described on Exhibit A ("ADP Price List") attached hereto, as such Exhibit may be amended from time to time, and any other hardware added to this Agreement under Section 7.

(q) "Hardware Delivery Period" shall mean that ADP shall be entitled to order Hardware pursuant to this Agreement by issuing P.O.'s during the term hereof for delivery not later than 90 days after the expiration of the term hereof.

(r) "Hardware Warranty Period" shall have the meaning set forth in Section 11(a)(i) hereof.

(s) "Hosted Environment" shall mean the utilization of software installed in a data center or other similar facility.

(t) "Hosting Services Company" shall mean a company that hosts third party software applications in a data center or other similar facility on behalf of the user of such software application.

(u) "Kronos Software" shall mean the Workforce Central(R) Software, Timekeeper Central(R) Software and Lite Software, as such terms are defined herein and custom software developed for such Kronos software, if any.

(v)  "License Fee" shall have the meaning set forth in Section 6(a)(i).

(w) "Licensed Basis" shall mean software licensed to a customer that is paid for by the customer on a one-time basis and not on a recurring billing basis.

(x) "Lite Software" shall mean the software programs and modules developed by or for, and owned by, Kronos, as generally described on Exhibit B and as listed on Exhibit A attached hereto. Lite Software shall also include (if any, at Kronos' sole option) software programs and/or modules that are released by Kronos as a corrective or Bug-fix release during the term of this Agreement, standard modifications, standard enhancements and future versions of the Lite Software; provided, however, that software developed/manufactured by third parties other than Kronos shall not constitute Lite Software unless such third party software is embedded in the Lite Software or is offered for resale/sublicensing by Kronos to ADP under this Agreement; and provided further that inclusion of modifications, enhancements and future versions, if any, within this definition shall not automatically imply that such items and maintenance of those items are free of charge.

(y) "Materials" shall mean at any given time the then current version of all standard documentation provided by Kronos with respect to the Kronos Software or Hardware or any part thereof, including without limitation, any product descriptions and specifications, users' manuals, installation and training guides and data sheets, distributed to its End-Users.

(z) "No Start" shall mean a Sublicense to an ADP Client for which ADP has already paid Kronos the applicable License Fee but the Sublicensee has not paid ADP any licensing fee applicable within six (6) months from shipment of the ADP Time & Attendance Software by Kronos for Enterprise eTime and three (3) months from shipment by ADP for eTime 1000 and/or eTime 100.

(aa) "Object Code" shall mean computer programs in machine executable form stored on magnetic or electronic recording media. (bb) "Order Acceptance Date" shall mean the date that Kronos receives a complete P.O. from ADP for Hardware. (cc) "Payroll Processing Services" shall mean the provision of payroll processing services in a service bureau environment, including a Hosted Environment.

(dd) "P.O." shall mean a Purchase Order or other agreed upon order form.

(ee) "Scheduling"  shall  mean  specifying  the  times  a  person   starts/stops
     different work activities and/or the process of forecasting and planning a schedule, as such schedule relates to the scheduling of people for work.

(ff) "Software" shall mean the Kronos Software and the ADP Time & Attendance Software.

(gg) "Source Code" shall mean, with respect to any software program or module, a set of instructions written by computer programmers in a higher level, human-readable programming language (including, if any, systems and other documentation in existence on or after the date hereof that are maintained by Kronos for purposes of maintaining and supporting the Software) which will enable a user to direct computer functions and maintain and support such software programs and modules.

(hh) "Sublicense" shall mean any re-licensing by ADP of the ADP Time & Attendance Software or any part thereof to any ADP Client or other authorized Sublicensee pursuant to a sublicense validly issued under this Agreement.

(ii) "Sublicensee" shall mean any person or entity Sublicensed by ADP to use the ADP Time & Attendance Software.

(jj) "Subsidiary" shall mean any company or other legal entity, at least fifty percent (50%) of whose outstanding stock or other ownership interest entitled to vote for election of directors, or such other control as may exist, is now or hereafter owned or controlled by an entity, either directly or through one or more Subsidiaries or both.

(kk) "Subscription" shall mean a service whereby a customer is charged for the use of software on a recurring basis.

(ll) "Termination Loss" shall mean that the Sublicensee had paid ADP a Subscription licensing fee applicable to the ADP Time & Attendance Software, but has terminated its arrangement with ADP to receive ADP Time & Attendance, is no longer paying ADP any Subscription licensing fee applicable to the ADP Time & Attendance Software, and notifies ADP in writing that it is no longer using the ADP Time & Attendance Software and all copies thereof.

(mm) "Time & Attendance" shall mean collecting worked and non-worked time (which may include activity details as necessary); and applying work policies/workrules, in either case, for use in calculating total time (e.g. regular hours, overtime hours, sick time, etc.) to pay the individual who worked (it being understood that the absence of a work policy/workrule can defacto be deemed a work policy/workrule).

(nn) "Timekeeper Central Software(R)" or "TKC Software" shall mean the software programs and modules developed by or for, and owned by, Kronos, as generally described on Exhibit B and as listed on Exhibit A attached hereto. TKC Software shall also include additional software programs and/or modules that are developed for and/or by Kronos and released by Kronos as part of a corrective or Bug-fix release to its End-Users during the term of this Agreement; standard modifications and standard enhancements made to the TKC Software by Kronos and future versions of the TKC Software; provided, however, that inclusion of future versions, enhancements and upgrades within this definition shall not automatically imply that such items and maintenance of such items are free of charge.

(oo) "TRM Software" shall mean the Time$aver or TimeCare Software, which was originally obtained by ADP from Time Resources Management, Inc., and all software derived from such original software, including but not limited to bug-fixes, corrections, modifications, enhancements, versions, and releases.

(pp) "Workforce Central(R)Software" or "WFC Software" shall mean the software programs and modules developed by or for, and owned by, Kronos, as generally described on Exhibit B and as listed on Exhibit A attached hereto and future modules added. WFC Software shall also include (if any) software programs and/or modules that are released by Kronos as a corrective or Bug-fix release to its End-Users during the term of this Agreement, standard modifications and standard enhancements or new versions developed by Kronos that are offered by Kronos to its End-Users during the term of this Agreement as part of the Workforce Central Suite product line; provided, however, that inclusion of such Bug-fix releases, modifications, enhancements and new versions, if any, within this definition of WFC Software shall not automatically imply that such items are free of charge. For the purposes of this Agreement, Workforce HR and Workforce Payroll software, tax filing or check printing services and any other human resources and/or payroll related Kronos software shall not constitute WFC Software.

(qq) "Workforce HR(TM) Software" shall mean software that electronically stores baseline employee demographic data.

(rr) "Workforce Payroll(TM) Software" shall mean software that calculates from the gross pay amount to the net pay.

2. Grant of Software License to ADP; Right to Sublicense. Subject to the terms, conditions and restrictions set forth herein (including, without limitation, in this Section 2 and in Section 2.1), Kronos hereby grants to ADP the following:

(a) a worldwide and non-exclusive Object Code license to the ADP Time & Attendance Software;

(b) the right to provide, at any time during the term of this Agreement a Sublicense to any Sublicensee;

(c) the limited right to duplicate (directly, or indirectly through a third party) the eTime 1000 Software and eTime 100 Software (but not the Enterprise eTime Software) at ADP's sole cost and expense;

(d) the right to copy, reproduce, modify and distribute the Materials under ADP's name and service mark in connection with ADP's marketing of ADP Time & Attendance Software and in support of Sublicensees;

(e) a worldwide, royalty-free and non-exclusive license (i) under any patents owned or licensed by Kronos at any time during the term of this Agreement to the extent necessary to exercise any right or license granted under this Agreement and (ii) except as restricted elsewhere in this Agreement, to combine the ADP Time & Attendance Software or any part thereof with any data collection equipment or other Scheduling or Time & Attendance software;

(f) the right to access, use and operate the software internally by ADP as needed to support and provide maintenance to Sublicensees;

(g) the right to use, execute, perform, display, and operate the ADP Time & Attendance Software as necessary for ADP to promote, sell, demonstrate, advertise, showcase, publicize, and otherwise generate market interest in the ADP Time & Attendance Software; and

(h)  the right to combine the ADP Time & Attendance Software with Devices.

2.1 Permitted Methods of Sublicensing and Use by ADP of ADP Time & Attendance Software.

(a) All Sublicenses issued by ADP under this Agreement shall convey an object code (but not a source code) license to the Sublicensees. For those ADP Clients having [**] or less employees, ADP may Sublicense ADP Time & Attendance Software either on a Licensed Basis or on a Subscription basis. For those ADP Clients having greater than [**] employees, ADP Time & Attendance Software may only be offered on a Subscription basis. In either case, such ADP Time & Attendance Software may be installed either at an ADP Client location or in a Hosted Environment (regardless of whether ADP or a third party acts as the Hosting Services Company). In connection therewith, ADP shall deliver a copy of the ADP Time & Attendance Software or any part thereof to any such Sublicensee (or to a Hosting Services Company for the benefit of any such Sublicensee) only pursuant to a "shrink wrap" or "click wrap" license agreement substantially in the form of Annex I attached hereto. ADP shall report in writing to Kronos any breach of the terms of the shrink wrap or click wrap license terms known by ADP. ADP agrees to take all reasonable steps to enforce the terms of the shrink wrap or click wrap license and shall cooperate with Kronos in enforcing its terms. For purposes of clarity, any person or entity that receives the benefit of the use of such ADP Time & Attendance Software without actually receiving a copy of such ADP Time & Attendance Software (i.e. such software is hosted by ADP or by a third party Hosting Services Company) shall be considered to be, and shall be, a Sublicensee and ADP shall pay Kronos a separate License Fee for each such person or entity, in the same manner as if such Sublicensee received a copy of such Software and any such use shall be subject to the Annex I terms and conditions, but ADP shall not be required to pay a License Fee with respect to such Hosting Services Company itself.

(b) With respect to eTime 100 Software only, the following provisions shall apply: ADP shall only have the right to Sublicense such Software: (i) to any person or entity that has [**] or fewer employees; and (ii) to any person or entity using the eTime 100 Software with Hardware that is a [**], or using such Software independent of any hardware (not including Devices) unless Kronos has given ADP its written consent to Sublicense such Software on different Hardware for a particular person or entity.

(c) ADP's use of the ADP Time & Attendance Software for its own internal business and employees shall be subject to Kronos' standard "shrink wrap" license agreement and the terms of this Agreement do not apply to such internal use by ADP.

(d) For the purposes of this Agreement, when calculating restrictions relating to the maximum number of employees allowed, such as in this section or in section 3.1, the measurement of employees shall be as of the time of the sale, it being understood that such number of employees may increase. Additionally, such employees may be employed by a part of a legal entity that employs more than the employee restrictions specified herein, provided that the single employer is on a separate and distinct worksite and has the authority to make the decision for the purchase of employer related services independently at such worksite, (as opposed to the decision being required to be made centrally by such legal entity).

3.0  Restrictions on Kronos.

(a) Other Payroll Providers. Subject to the exceptions contained in the remainder of this Section 3(a), during the term of this Agreement Kronos will not, in the United States (excluding Puerto Rico), [**] software owned by Kronos or licensed by it from any third party, including, without limitation, the Kronos Software or any part thereof (collectively, "Kronos Time & Attendance Software") or [**] a Payroll Processing Services company [**] with that company [**] used in conjunction with that company's Payroll Processing Services with respect to clients having [**] or more employees.

(i) Kronos may offer [**] to a company that provides payroll software, [**] shall be used only in conjunction with such company's licensed payroll software product and [**]. If any company provides Payroll Processing Services in addition to providing a payroll product on a Licensed Basis, [**] described in the initial sentence of this Section 3(a)(i) with such Payroll Processing Services company with respect to the Licensed Basis business of such company.

(ii) The foregoing restrictions shall not apply to Kronos' existing joint marketing agreements with Pentamation Enterprises, Inc. and Siemens Medical Systems Healthcare Information Solutions, formerly known as Shared Medical Systems Corporation, subject to the limitations and requirements set forth in Exhibit C.

(b) Direct Provision of Payroll Services. Subject to the exceptions contained in the remainder of this Section 3(b), during the term of this Agreement Kronos will not, in the United States (excluding Puerto Rico), provide Payroll Processing Services to clients having [**] or more employees. For purposes of the preceding sentence, the term "Payroll Processing Services" shall specifically exclude tax filing services.

(i) With respect to any clients who desire to license the Workforce HR and/or Workforce Payroll Software (or any other software products performing substantially the same functionality as Workforce HR and/or Workforce Payroll, but licensed under a different name by Kronos (collectively, the "Kronos Workforce Software")) Kronos may do so on a Licensed Basis. With respect to any clients that desire to install such software in a Hosted Environment, Kronos shall [**] to such clients, subject to the following conditions: (A) Kronos may [**] with respect to the performance of such hosting services, (B) Kronos shall [**] and (C) such customers shall contract directly [**].

(ii) Kronos shall [**] services to clients having [**] or more employees [**] under the same conditions and restrictions applicable to Kronos Workforce Software (as specified in the immediately preceding clause (i) of this Section 3(b)).

(iii)Notwithstanding the foregoing, an acquisition by Kronos of any business that includes Payroll Processing Services will not be deemed to be, or treated as, a violation of Sections 3.0(a) or (b) above if Kronos abides by the following provisions with respect to the business acquired in such acquisition:

A. The term "Prohibited Kronos Acquired Products/Services" shall mean that portion of the Payroll Processing Services business acquired by Kronos [**] pursuant to Sections 3.0(a) or (b) above.

B. Kronos shall [**] provide any support or maintenance with respect thereto except that [**], Kronos may accommodate the needs of the client base that are using such products or services at the time such acquisition is consummated (including any successors to or assignees from such client base (the "Kronos Acquired Client Base")) by selling capacity upgrade licenses and by providing support or maintenance which shall [**] (other than bug fixes).

C.   Kronos shall [**] ADP's Payroll Processing Services.

(c) The restrictions on Kronos contained in this section shall also apply to Kronos' Affiliates and Subsidiaries.

3.1  Restrictions on ADP.

(a) Other Time & Attendance Providers. Subject to the exceptions contained in the remainder of this Section 3.1, during the term of this Agreement ADP will not, in the United States (excluding Puerto Rico): (A) acquire or enter into any joint venture or joint marketing agreement or similar arrangement with any third party for the purpose of developing, marketing and/or manufacturing Time & Attendance software or hardware for use by clients having [**] or more employees or (B) offer or provide any ADP Acquired Time & Attendance Software to any clients having [**] or more employees. For purposes of this Section 3.1, the terms "Time & Attendance software" and "ADP Acquired Time & Attendance Software" shall specifically exclude Scheduling software.

(i) ADP shall be permitted to provide services using any ADP Acquired Time & Attendance Software to clients that employ between [**] and [**] employees, provided that ADP shall only offer such Acquired Time & Attendance Software in a Hosted Environment and on a Subscription basis.

(ii) Notwithstanding the foregoing, an acquisition by ADP of any business that includes Time & Attendance software and/or hardware will not be deemed to be, or treated as, a violation of Section 3.1(a) above (including clause
     (i) thereof) if ADP abides by the following provisions with respect to the business acquired in such acquisition:

A. The term "Prohibited ADP Acquired Products/Services" shall mean that portion of the Time & Attendance software and/or hardware acquired by ADP that, [**] pursuant to Section 3.1(a) (including clause (i) thereof).

B. ADP shall not be permitted to sell or sublicense any additional Prohibited ADP Acquired Products/Services or provide any support or maintenance with respect thereto except that for up to [**] years from the date of the acquisition of such Prohibited ADP Acquired Products/Services, ADP may accommodate the needs of the client base that are using such products or services at the time such acquisition is consummated (including any successors to or assignees from such client base (the "ADP Acquired Client Base")) by selling capacity upgrade licenses and by providing support or maintenance which shall [**] such products or services (other than bug fixes).

C. ADP shall not attempt to transition the Acquired Client Base to any alternative Time & Attendance software and/or hardware other than ADP Time & Attendance Software and/or Hardware (or other products or services provided by Kronos), [**]Software or any other ADP Acquired Time & Attendance Software that is not a Prohibited ADP Acquired Product/Service.

(b) Distributors/Resellers. During the term of this Agreement ADP will not, in the United States (excluding Puerto Rico), offer ADP Time & Attendance Software or any Acquired Time & Attendance Software through third party distributors or resellers, to clients having [**] or more employees, except that ADP may offer or distribute [**] Software through such third party distributors or resellers to clients of any size on a licensed or subscription basis and deployed either at a client's location or in a Hosted Environment and, in connection therewith, the [**] Software may be combined with [**]. In the event ADP desires to offer or distribute any other ADP Acquired Time & Attendance Software through third party distributors or resellers, it shall obtain the prior written consent of Kronos, which Kronos shall not unreasonably withhold or delay.

(d) Hardware. During the term of this Agreement ADP will not, in the United States (excluding Puerto Rico), combine ADP Time & Attendance Software or ADP Acquired Time & Attendance Software with [**] (other than Devices) with respect to Clients having [**] or more employees, except as otherwise provided in Section 3.1(b) above and Section 3.2 below.

(e) The restrictions on ADP contained in this section shall also apply to ADP's Affiliates and Subsidiaries.

(f) For purposes of clarity, it is understood and agreed that none of the restrictions contained in this Section 3.1 shall apply with respect to the [**] Software, except as follows: any individual, whether an ADP employee or contractor, working on the engineering or development of the [**] Software shall be strictly prohibited from having any access to Kronos confidential information (as defined in Section 17); provided, however, that the following individuals may be given access to Kronos confidential information solely to the extent required to perform their responsibilities in connection with ADP's performance of this Agreement: (a) marketing/product management individuals; (b) individuals developing an interface from a Kronos or [**] Software product to an internally developed ADP module or to third party hardware or software; (c) individuals installing and/or providing service support for ADP Time & Attendance Software; and (d) one individual who has management responsibility for development of both [**] Software product/technology and ADP Time & Attendance Software or Hardware.

3.2 Hardware Interface for ADP Acquired Time & Attendance Software. Kronos will work with ADP to develop a software interface that will enable any ADP Acquired Time & Attendance Software to communicate with the Hardware. The parties shall jointly agree on the product requirements for such software interface, which to the extent developed by Kronos, shall be owned by Kronos. ADP will provide Kronos with all technical information, software and/or assistance necessary for the parties to develop such software interface, including the development by ADP of the ADP file transfer dynamic linking library ("DLL"), which is required for the software interface to be operable, and to the extent developed by ADP, shall be owned by ADP. The parties agree to use commercially reasonable efforts to develop such software interface(s) and DLL(s) promptly. Until the Kronos component of any such interface is final and ready for use by Sublicensees and for the thirty (30) day period thereafter, ADP shall be permitted to combine the applicable ADP Acquired Time & Attendance Software with [**]. If, after the delivery of such software interface to ADP, ADP continues to combine such software with [**], ADP must pay Kronos for the equivalent Hardware.

3.3 [**]. Notwithstanding anything to the contrary contained herein, ADP may enter into or continue, a direct marketing, reseller or similar arrangement with [**] software to users of ADP Time & Attendance Software or ADP Acquired Time & Attendance Software) [**].

3.4 ADP Marketing and Pricing. ADP shall determine in its sole discretion and from time to time hereafter the fees it will charge ADP Clients for the ADP Time & Attendance services and the degree of effort to be expended by ADP in support, promotion and marketing of the ADP Time & Attendance Software or any part thereof; provided however, that ADP agrees to make a good faith effort to support, promote and market the ADP Time & Attendance Software.

4.   Title, Ownership and Use of Kronos Software.

(a) Title to, sole ownership and all rights in the Kronos Software as it presently exists or as it is developed by Kronos in the future shall at all times remain with Kronos and Kronos may use the Kronos Software in any manner it chooses without having to account to ADP, subject, however, to the restrictions set forth in Section 3.

(b) Notwithstanding anything to the contrary contained herein, ADP shall include Kronos' copyright notice on the inside cover or title page of each volume of the Materials and on the user's log-on screen and on any eTime 100 or eTime 1000 Software copied, reproduced, modified or distributed. Except as otherwise indicated in the preceding sentence, ADP shall not be required to use or include Kronos' name, trademarks or service marks in connection with ADP's use or sublicensing of the ADP Time & Attendance Software and/or the Materials, although ADP shall have the right in its discretion to use such name or marks; provided however, that any such use in written material distributed outside of ADP shall be subject to the prior written consent of Kronos and shall comply with legal requirements for proper trademark and service mark usage and protection against mark dilution. In the event that any modifications are made to the Materials by ADP, ADP shall be solely responsible for such modifications and to the extent that such modifications impair Kronos' ability to perform its obligations under this Agreement, ADP agrees that Kronos shall be released from such obligations to the same extent. ADP may request, (and Kronos will reasonably consider such request), to modify the Materials to ADP's specifications, with any such modifications to be at ADP's expense.

(c) Kronos shall use commercially reasonable standards in determining whether to enforce its rights against all infringers of its copyrights in the Software and/or the Materials. A failure of Kronos to so enforce its rights against any infringer of such copyrights within a reasonable period of time after appropriate notification, which failure results or is likely to result in a material loss of value of the licenses and rights granted to ADP herein, shall be deemed to be an Event of Default for purposes of
     Section 13(b).

(d) In the event Kronos elects to provide any beta software releases to ADP, such beta software will be provided for a limited test period only and is subject to the Annex I terms and conditions, except that ADP shall not be required to pay a licensing fee for such beta software. Any such beta software is to be used for evaluation and testing purposes only and may be Sublicensed to ADP Clients only for evaluation and testing purposes and only if the Sublicensee acknowledges in writing that such beta software is pre-release software and may contain bugs. In addition, ADP acknowledges, and any Sublicensee must acknowledge in writing, the following: ADP AND ITS THIRD PARTY LICENSORS (INCLUDING KRONOS) DO NOT PROVIDE ANY WARRANTY, EXPRESS OR IMPLIED, ON SUCH BETA SOFTWARE. IN NO EVENT WILL ADP OR KRONOS BE LIABLE FOR ANY DAMAGES, INCLUDING LOST PROFITS OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE USE OR THE INABILITY TO USE THE BETA SOFTWARE, WHETHER CLAIMED UNDER THIS AGREEMENT OR OTHERWISE. In addition, at the end of the specified test period, all beta software (and all copies thereof) will be returned to Kronos by ADP or will be destroyed by ADP.

5.   Software, Maintenance and Support Obligations; Training.

5.1  For TKC Software and Lite Software

(a) Throughout the term of this Agreement, Kronos shall provide to ADP, at no further charge in excess of the amounts specified on Exhibit A and in
     Section 5.1, the following maintenance and support services for the latest version of eTime 1000 Software (including Version 3A thereof, as provided below) and the eTime 100 Software provided to ADP by Kronos; provided however, that support for the ADP Features shall be as specified in Section 5.1(d) and support for new modules not listed on Exhibit A at the time of signing of this Agreement shall be as specified in Section 5.1(c) ("Software Maintenance Services"):

(i) correcting Bugs in eTime 1000 (with respect to Version 3A of eTime 1000 Software, for as long as Kronos corrects Bugs in the comparable (as to version and type) TKC Software and, at Kronos' sole option, in eTime 100); provided however, that Kronos reserves the right to correct any such Bug via a workaround and/or to correct any Bug through an enhancement or update provided under Section 5.1(a)(iii) and it shall be ADP's obligation to supply such update or enhancement to its customers; and provided further, that in correcting Bugs in the eTime 1000 Software and eTime 100 Software, Kronos shall provide such fixes or such workarounds, enhancements or updates using the same criteria and priorities with regard to correcting Bugs, including the selection of the means of correction, as Kronos uses for the comparable (as to version and type) TKC Software and Lite Software;

(ii) providing ADP with updates to the Materials and/or providing ADP with replacement documentation, in each case to reflect changes that were made by the incorporation of Bug-fixes and/or other corrections; provided however, that ADP may request, (and Kronos will reasonably consider such request) to modify the Materials to ADP's specifications, with any such modification to be at ADP's expense; and

(iii)providing ADP with any enhancements or updates (with respect to TKC Software, at Kronos' sole option); provided however, that for upgrades that increase the number of users and/or the number of employees, the upgrade fees shall be as specified in Exhibit A.

     For the term of this Agreement, Kronos' obligations under this Section 5.1(a) will continue. Thereafter, unless otherwise agreed, Kronos shall have no further license or support obligations.

(b) At the end of each quarter during the term of this Agreement, ADP shall pay Kronos for phone support personnel for the eTime 1000 Software and eTime 100 Software at Kronos' then-current time and materials rate; provided that without written approval by ADP, such quarterly support shall not exceed $[**]. Such phone support personnel shall be available during Kronos' standard support hours, exclusive of Kronos holidays. For Kronos holidays, Kronos' technical support team shall be available in accordance with Kronos' standard holiday coverage. The Kronos phone support personnel shall not be required to respond to any inquiries from ADP other than those received from ADP's central help desk.

(c) The parties recognize and agree that, Kronos has provided the following features and services for the eTime 1000 Software:

(i)  enabling  eTime  1000  Software  to   communicate   with  ADP's  blue  time
     clocks/terminals;

(ii) providing for automatic import of employees into the eTime 1000 Software database from ADP payroll processing products;

(iii)incorporating the payroll interface utility developed by ADP into the eTime 1000 Software;

(iv) making  changes in text for the TKC  Software and DCM  including  replacing
     "Kronos" with "ADP", replacing "Timekeeper Central" with "e-Time", replacing "CardSaver(R)" with "CardTracker", replacing "Database Poster" with "DataPoster"; replacing "Timekeeper(R) terminals" with "timeclocks"; and removing "Kronos" before the words "Accruals", "Archiver", "Scheduler" and "Messaging";

(v) modifying the DKPARM's (or any methodology that substitutes for DKPARM's and is used to implement licensing levels) to support only four licensing levels;

(vi) deleting certain items in the Kronos help menus; and

(vii)conducting quality assurance testing on the eTime 1000 Software prior to releasing it to ADP.

Kronos agrees that for any future releases of eTime 1000 Software provided to ADP under this Agreement, Kronos will continue to include these features and services; provided however, that for any new modules (i.e. modules other than those listed on Exhibit A at the time of signing of the Agreement), Kronos will perform the services listed in Section 5.1(c)(i), (ii), (iii), (v) and (vii) to enable such new module to work in conjunction with the eTime 1000 Software but will not perform the services listed in Section 5.1(c)(iv) and (vi) within the new module. If the new module does not work with Kronos' non-ADP time clocks, Kronos shall not be required to perform the service listed in Section 5.1(c)(i) for such new module.

(d) If Kronos makes a change in the TKC Software that makes an ADP Feature unable to perform the functions it performed prior to such change, Kronos agrees, promptly upon ADP's written request and free of charge, to restore the prior functionality. If ADP makes a change in an ADP Feature that makes it unable to perform the functions it performed with eTime 1000 Software prior to such change, and ADP requests assistance from Kronos to correct such deficiency, or ADP adds a new Device or TKC Interface and requests Kronos' assistance to make such new Device or Interface work in conjunction with the eTime 1000 Software, Kronos agrees to provide such consulting assistance at Kronos' then effective rates, promptly upon ADP's written request.

(e) If ADP requests new features or development for Software, Kronos shall consider, and respond to ADP in a timely manner to, such requests and such custom software shall be licensed to ADP pursuant to the terms and conditions of Kronos' standard custom software license agreement, subject to any additional charges as may be agreed upon by the parties. It is understood and acknowledged, however, that it is Kronos' intention not to undergo any further development of the eTime 100 Software or the eTime 1000 Software, including related modules and import/export functionality.

(f) ADP shall direct to the applicable third party all requests for support, modification and/or enhancement of third party software used in conjunction with the TKC Software, eTime 1000 Software or the Lite Software and eTime 100 Software, but not embedded within such Software or resold/sublicensed to ADP by Kronos hereunder, and Kronos shall not be responsible for such support.

(g) Kronos agrees that if it develops import/export functionality for TKC Software, it shall provide such functionality to ADP at such time.

In addition, during the term of this Agreement, if ADP provides Kronos with written notice that, notwithstanding the capabilities within the eTime 1000 Software in Section 5.1 a.-g., ADP is unable to proceed with interfacing eTime 1000 Software to a Device or is unable to create a TKC Interface to ADP's Payroll Processing Services (but not to any other product or service), Kronos agrees to supply ADP with the additional information Kronos reasonably believes is required to enable ADP to proceed in a reasonable manner, subject to Section 5.1(d).

5.2  For WFC Software

(a) Kronos agrees to provide the following support/maintenance services for the Enterprise eTime Software, subject to ADP's payment of the fees specified in Sections 5.2(b) and 6(a)(ii), and for as long as Kronos continues to license and support the comparable (as to version and type) WFC Software (but in no event less than the term of this Agreement):

     (i) correcting Bugs; provided however, that Kronos reserves the right to correct any Bug via a workaround and/or to correct any Bug through an enhancement or update provided under Section 5.2(a)(iii), and it shall be ADP's obligation to supply such update or enhancement to its customers; and provided further that in correcting Bugs in the ADP WFC Software, Kronos shall provide such fixes or such workarounds, enhancements or updates using the same criteria and priorities with regard to correcting Bugs, including the selection of the means of correction, as Kronos uses for the comparable (as to version and type) WFC Software.

     (ii) providing ADP with updates to the Materials and/or providing ADP with replacement documentation in each case to reflect changes that were made by the incorporation of Bug-fixes and/or other corrections; provided however, that ADP may request, (and Kronos will reasonably consider such request) to modify the Materials to ADP's specifications, with any such modifications to be at ADP's expense; and

     (iii)providing ADP with any enhancements or updates to the extent such enhancements or updates are released by Kronos as part of the Workforce Central Software Suite product line; provided however, that for upgrades that increase the number of users and/or the number of employees, ADP shall pay the difference as specified on Exhibit A.

(b) At the end of each quarter during the term of this Agreement, ADP shall pay Kronos for phone support for the Enterprise eTime Software at Kronos' then current time and materials rate; provided that, without written approval by ADP, such annual support shall not exceed $[**]. The phone support personnel shall be assigned to support telephone inquiries from a central ADP help desk concerning Enterprise eTime Software and shall be subject to the same restrictions specified in the last three sentences of Section 5.1(b).

(c) ADP shall direct to the applicable third party all requests for support, modification and/or enhancement of third party software used in conjunction with the WFC Software and the Enterprise eTime Software, but not embedded within such WFC Software or Enterprise eTime Software or resold/sublicensed to ADP by Kronos hereunder, and Kronos shall not be responsible for such support.

(d) If ADP requests new features or development for Software, Kronos shall consider and respond to ADP in a timely manner to such requests and such custom software shall be licensed pursuant to the terms and conditions of Kronos' standard custom software license agreement.

(e) Kronos agrees that if it develops import/export functionality for WFC Software, it shall provide such functionality to ADP for Enterprise eTime Software at such time.

In addition, during the term of this Agreement, if ADP provides Kronos with written notice that, notwithstanding the capabilities within WFC Software in
Section 5.2(e)(i) - (viii), ADP is unable to proceed with interfacing Enterprise eTime Software to a Device or is unable to create a WFC Interface to ADP's Payroll Processing Services, (but not to any other product or service), Kronos agrees to supply ADP with the additional information Kronos reasonably believes is required to enable ADP to proceed in a reasonable manner and if ADP requests Kronos' assistance to make such Device or Interface work in conjunction with Enterprise eTime Software, Kronos agrees to provide such consulting assistance at Kronos' then effective rates, promptly upon ADP's written request.

5.3  Training.

(a) Kronos shall provide ADP employees with access to standard Kronos training classes on the Kronos Software and Hardware at rates as specified in Exhibit A. Such training shall be held at either an ADP site or at Kronos' corporate headquarters, or at a mutually agreed alternative location. ADP shall be responsible for all costs of such training, and of ADP personnel during all training and technical assistance provided by Kronos pursuant to this Agreement, including, without limitation, all wages, salaries and travel expenses.

(b) Kronos will provide ADP's training department with training materials relating to the Hardware and ADP Time & Attendance Software, by providing to ADP, [**], one camera-ready copy of all applicable Kronos prepared training materials on TKC Software, WFC Software and Lite Software. Kronos shall also supply ADP with one copy of such materials in electronic form, if available. Alternatively, ADP may, at its option and its expense, engage Kronos to modify the Kronos training materials to ADP's specifications. The fee payable by ADP with respect to such modifications shall be determined by the parties prior to the commencement of any such modifications.

6.   Payments to Kronos for Software and Support.

(a) In consideration of Kronos' (i) grant to ADP of the license and other rights described in Section 2 herein, and (ii) as to eTime 1000 Software and eTime 100 Software, the provision of Software Maintenance Services to ADP pursuant to Section 5.1(a) herein, and as to the Enterprise eTime Software, the provision of the services pursuant to Section 5.2(a) herein, ADP shall pay to Kronos the following fees:

(i) For each Sublicense, the applicable per copy license fee set forth on Exhibit A attached hereto ("License Fee").

(ii) For Enterprise eTime maintenance, the fees specified in the "ADP/Kronos Enterprise eTime Software Maintenance Policy", attached hereto as Exhibit D.

(iii)The fees specified on Exhibit A for eTime 1000 Software shall remain in effect throughout the term of the Agreement. The fees specified on Exhibit A for Enterprise eTime Software shall remain in effect until September 30, 2004. Thereafter such fees may be increased by Kronos by up to [**] percent ([**]%) per year, if Kronos increases its list prices [**]. Kronos shall increase such fees by the same percentage increase as to the list prices for[**]. If at any time during the term of this Agreement Kronos shall [**].

No later than the tenth business day following the end of each month, ADP shall submit to Kronos a report, certified and signed by the comptroller of the ADP Time & Attendance division, which specifies all copies shipped during such month of eTime 1000 and eTime 100, all copies of modules, all version upgrades, employee capacity, all user upgrades and all platform upgrades.

(b) Kronos shall issue a credit for purposes of reusing a Sublicense to ADP monthly for any ADP T &A Software or maintenance fees associated with No Starts. Such No Starts shall be netted out of the yearly installed base for the purpose of maintenance billing calculations. In addition, all Termination Losses shall be netted out of the yearly software maintenance billing calculation with respect to Enterprise eTime. The parties acknowledge and agree that at the end of the Agreement or when ADP discontinues purchasing ADP T&A Software, no monetary credit shall be payable to ADP by Kronos for any unused credits, as defined above.

(c) In the event of an increase in the number of employees of a company using ADP Acquired Time & Attendance Software, as contemplated in section 3.1(a), to greater than [**]employees, ADP may continue to utilize such ADP Acquired Time & Attendance Software for such client, as allowed in this Agreement, but ADP shall pay Kronos a fee equal to the equivalent employee license for eTime 1000 Software.

7.   Purchase and Sales of Hardware.

Kronos agrees to sell and ADP agrees to purchase from time to time, certain items of Hardware, all as more fully described in Exhibit A attached hereto, subject to the terms and conditions of this Agreement. If at any time during the term of this Agreement, Kronos shall discontinue any Hardware purchasable hereunder with less than [**] notice to ADP and the only replacement for such Hardware offered by Kronos is [**] the original Hardware, [**] after the discontinuance. Thereafter, the parties agree to negotiate in good faith concerning the price for such replacement. In addition, for updates or enhancements to Hardware that are offered by Kronos during the term of this Agreement when the original Hardware is not discontinued, the parties agree to negotiate in good faith concerning the applicable prices and terms.

8.   Order of Hardware.

Exhibit E attached hereto contains the agreed procedures and terms regarding the ordering of Hardware and related matters including shipping, cancellations of orders, risk of loss during shipping and return of Hardware.

9.   Hardware Purchase Price; Payment; Taxes.

(a) The purchase prices for the Hardware purchased by ADP hereunder shall be the prices listed on Exhibit A attached hereto, which shall remain in effect throughout the term of the Agreement.

(b) Kronos will provide ADP with a [**]% discount from list price on all Kronos manufactured parts and peripheral devices, and standard dealer discounts on all parts, peripherals and consumables not manufactured by Kronos which are not listed in Exhibit A. In addition, ADP may purchase parts, peripherals and consumables directly from any commercial source, but Kronos shall have no responsibility for such peripherals and consumables, or for their effects upon the Hardware.

(c) Unless otherwise expressly stated by Kronos, all prices are exclusive of federal, state, local, excise, sales, use or similar taxes. ADP shall be liable for all such taxes. ADP shall provide Kronos with a properly executed resale or tax exemption certificate acceptable to the taxing authorities, or in lieu thereof, shall remit to Kronos the full amount of such tax as shall be separately stated on the face of the invoice.

(d) Kronos shall issue one monthly invoice to ADP for eTime 1000 Software and eTime 100 Software and ADP shall pay such invoice [**] days from receipt. Kronos shall invoice ADP upon shipment, for all other Kronos Software, Hardware, peripheral devices, and other items, and ADP shall pay such invoices net [**] days. If partial shipments are authorized by ADP, each shipment shall be paid for when due without regard to other scheduled shipments. Such invoice shall contain any applicable credits for the purpose of re-using a Sublicense for any No Starts from the previous month.

10.  Hardware Maintenance.

On a year to year basis, ADP has engaged Kronos to perform maintenance services with respect to the Hardware. Such services are described on Exhibit F attached hereto and incorporated by reference herein, which Exhibit also sets forth the amounts payable by ADP for such services.

In addition, Kronos shall be subject to the obligations set forth on Exhibit F attached hereto during the term of this Agreement.

Notwithstanding ADP's retention of Kronos to provide maintenance services with respect to the Hardware, ADP may perform such maintenance itself. In addition, ADP may [**]. In addition, ADP may [**]. For so long as ADP continues to engage Kronos to perform maintenance with respect to the Hardware, the revenue to Kronos from ADP attributable to such maintenance shall equal or exceed $[**] for every calendar quarter.

In the event the Agreement expires or is terminated and Kronos is no longer providing Hardware maintenance services for ADP, the parties agree that Kronos will comply with the provisions of Exhibit F relating to spare parts in order to allow ADP to maintain and support the existing Hardware.

11.  Hardware Warranty Coverage.

(a)  The following warranty shall apply to the Hardware specified:

(i) Kronos warrants that the Kronos 140, 144, 420, 440, 480 and 4500 Hardware shipped hereunder will be free from defects in material or workmanship and will perform in accordance with its published specifications for a period of 120 days from the date of shipment by Kronos, and the ADP 150 and 154 Hardware shipped hereunder will be free from defects in material or workmanship and will perform in accordance with its published specifications for a period of fifteen (15) months from the date of shipment by Kronos, (such 120 day and such 15 month periods, as applicable, hereafter shall be called "Hardware Warranty Period"). If the Hardware covered by the warranty does not function in accordance with such specifications, ADP or its designee may contact Kronos' Technical Support Department for telephone assistance in attempting to isolate and correct the problem at no charge to ADP; provided that if such problem is not the result of a Hardware defect, such assistance shall be billed to ADP at Kronos' customary rates.

(ii) Kronos shall repair or replace Hardware returned to it within ten working days after the same has been received by Kronos' factory or repair depot. ADP shall be responsible for one-way shipping charges to Kronos' factory or repair depot and Kronos shall be responsible for the return shipping charges to ADP.

(iii)The above warranty extends to ADP, and to Sublicensees that receive Hardware. Warranty claims may be generated to Kronos by ADP or by Sublicensees. The repair or replacement of parts or Hardware shall not extend the original Warranty Period, but each item repaired or replaced shall have a warranty for the greater of: (i) 30 days from the date of ADP's or Sublicensee's receipt of shipment of a repaired or replaced item and (ii) the remainder of the original warranty period regarding such item of Hardware.

(b)  The foregoing warranty shall not apply in the following circumstances:

(i)  accident, neglect or misuse by ADP or Sublicensees;

(ii) alterations, which shall include, but not be limited to, installation or removal of Kronos features or any other modification, whenever any of the foregoing is performed by entities or persons other than the maintenance provider designated pursuant to Section 11; provided that, notwithstanding the foregoing, installation of Hardware by Sublicensees and by any person or entity that is an authorized purchaser of Hardware under this Agreement in accordance with Kronos' installation procedures shall not cause the warranty to be inapplicable;

(iii)failure to provide and maintain a suitable installation environment, with all facilities prescribed by the appropriate Kronos functional specifications (including, but not limited to, failure of, or failure to provide, adequate electrical power, air conditioning or humidity control) or from use of supplies or materials not meeting Kronos specifications; and

(iv) the use of the Hardware for other than the purposes for which designed.

(c) If ADP modifies the ADP Time & Attendance Software, the Hardware or the Materials, ADP shall be solely responsible for such modifications and to the extent such modifications impair Kronos' ability to perform its obligations under this Agreement, ADP agrees that Kronos shall be released from such obligations to the same extent.

(d) EXCEPT FOR THE WARRANTIES SET FORTH IN THIS SECTION 11 AND SECTION 14 KRONOS DISCLAIMS ALL WARRANTIES WITH REGARD TO THE HARDWARE, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF KRONOS FOR DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF GOODWILL, LOSS OF DATA, OR OTHER ECONOMIC LOSS, OR ANY COLLATERAL, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (WHETHER IN TORT, CONTRACT OR OTHERWISE) OF ANY KIND.

12.  [**].

[**] under this Agreement [**] at the commencement of each Kronos fiscal year, for purchases/licenses of similar hardware and software, excluding upgrades, in similar quantities (it being understood that Kronos may [**]. Kronos agrees, while this Agreement is in effect, that if the Hardware Fees and Software License [**], then ADP shall [**] . In no event shall Kronos be subject to any restrictions [**]. [**], Kronos shall, upon request from ADP, [**]. [**] Kronos shall [**] shall take effect.

13.  Term and Termination; Rights Upon Termination.

(a) The term of this Agreement shall commence on the date hereof and shall continue until April 3, 2008, unless earlier terminated in accordance with this Agreement. Thereafter, this Agreement shall automatically be renewed for [**], unless terminated by either party upon notice to the other party, such notice to be given in writing at least [**] days prior to the commencement of any renewal term.

(b) Notwithstanding anything to the contrary contained herein, either party hereto may terminate this Agreement upon written notice upon the occurrence of an Event of Default (as defined below) caused by the other party. A party shall have committed an Event of Default under this Agreement upon the occurrence of any of the following events: (i) failure to pay any sum of money due hereunder for more than [**] days after the same has become due and payable and written notice of such failure to pay has been received, provided, in the event that such unpaid amounts are the subject of a good faith dispute, an Event of Default shall not be deemed to have occurred for so long as the party withholding such monies has deposited such monies with a mutually agreed upon escrow agent, (ii) any material breach of its representations, warranties or covenants contained herein or failure to perform any of its other obligations hereunder for a period of [**] days after the giving of notice of such breach or failure by the other party; provided however that a breach of subsections (a) or (b) of Section
     3.0 shall be subject to Section 13(e) and provided further that a breach of a subsection (a) of Section 3.1 shall be subject to Section 14(f); (iii) commission of an act of bankruptcy or becoming the subject of any proceeding under the U.S. Bankruptcy Code or any state bankruptcy laws or becoming insolvent, or the subjection of any substantial part of such party's property to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency, which proceeding, levy, seizure, assignment or application for sale shall not have been dismissed within [**] days, or (iv) failure to remain in the business or provide the products or services contemplated hereby for a period of [**] days after the giving of notice of such failure by the other party.

(c) Upon the occurrence of an Event of Default, the non-defaulting party may provide the other party with notice of termination setting forth the nature of such Event of Default. Any such notice shall become effective on the date it is deemed to be given pursuant to Section 22(e).

(d) In the event that either party shall terminate this Agreement on account of an Event of Default committed by the other party, ADP shall have no further rights to duplicate eTime 1000 or eTime 100 Software, or to market and provide new Sublicenses of ADP Time & Attendance Software from and after the effective date of such termination except as provided in Section 13(e). ADP shall immediately provide to Kronos all copies of the ADP Time & Attendance Software and Materials in its possession, other than copies of the ADP Time & Attendance Software and Materials validly licensed by ADP for its own internal use (which use shall be only as described in Annex I) or shall destroy all such copies and shall provide to Kronos certification of such destruction. However, notwithstanding the foregoing, ADP may retain copies of the ADP Time & Attendance Software and Materials for the limited purpose of continuing to support existing Sublicensees with valid Sublicenses issued prior to termination and for a sufficient period of time to allow fulfillment of orders pursuant to Section 13(h). Upon any such termination, (i) ADP shall pay any amounts that are then due and owing to Kronos and (ii) any further or future payment obligations hereunder shall be null and void; except that if the termination is on account of an Event of Default by ADP, ADP shall be required to pay all amounts owed under
     Section 13(f).

(e) (1) Except as provided in the clause (3) of this Section 13(e), it is understood and agreed that with respect to a breach of subsections (a) or
     (b) of Section 3.0 by Kronos, Kronos shall have [**] days following the receipt of written notice from ADP of such breach to cure such breach, subject to the following: (i) during such cure period, Kronos shall be required to cease any sales/licenses, services, implementation or development activity giving rise to such breach within [**] days of Kronos' receipt of such notice, provided that concerning the provision by Kronos of ongoing support to any installed client base giving rise to such breach after such [**] day period, Kronos shall be required, as soon as reasonably practicable, to:

     a.   discontinue all service/support to such installed base; or

     b. recommend the conversion of such installed base to ADP Payroll Processing Services;

provided however, that after such initial [**] day period following notice, if Kronos is unable to accomplish such discontinuance or conversion, Kronos shall be required to pay ADP all revenue derived by Kronos if any, from such installed base for the support giving rise to such breach at prices equivalent to the prices charged by ADP for the comparable support; and (ii) any cure shall be the ceasing of all activities giving rise to such breach going forward (which shall include, but not be limited to, the termination/cancellation of any contract/arrangement giving rise to such breach) and the payment by Kronos to ADP of any actual damages resulting to ADP during the period of breach; provided however, that in the case of a bona fide dispute concerning the amount of the actual damages owed, Kronos shall immediately pay ADP all actual damages not in dispute and, within [**] days after written notice from ADP of the amount of the remaining actual damages, Kronos shall either pay such damages or commence arbitration pursuant to Section 22(l) concerning such damages; and provided further that until the arbitrator rules concerning such remaining disputed actual damages, Kronos shall not be deemed to have failed to cure such breach solely because of its failure to pay such damages, but Kronos shall not be relieved of any of its other obligations concerning cure.

     (2) If Kronos pays ADP such actual damages (whether prior to or after arbitration), but Kronos is still in breach of its cure obligations hereunder and therefore ADP is permitted to reproduce the ADP Time & Attendance Software for Sublicensing as specified in clause (3) of this Section 13(e), ADP shall be required to refund to Kronos the amount of such actual damages prior to reproducing and Sublicensing any such ADP Time & Attendance Software.

     (3) [**] if Kronos fails to cure such breach as specified herein, ADP shall terminate this Agreement but shall retain the right to continue to Sublicense the ADP Time & Attendance Software to ADP Clients for a period equal to the remaining term of this Agreement had no termination notice been given (but in no event for a period exceeding [**] months) and ADP shall be entitled to combine such ADP Time & Attendance Software with any hardware; provided that, after termination of this Agreement as contemplated by this Section 13(e), no License Fees shall be payable by ADP, and Kronos shall not be obligated to provide ADP with copies of the ADP Time & Attendance Software or Materials, but ADP shall be entitled to reproduce the same solely for Sublicensing to ADP Clients for the remaining term of this Agreement, (but in no event for a period exceeding [**] months). Such rights shall be ADP's exclusive remedies in the event of Events of Default described in clause (1) of this Section 13(e).

     (4) In addition, [**], Kronos shall be required to notify ADP in writing within [**] days (which notice shall be deemed to constitute the written notice of ADP as specified in clause (1) of this Section 13(e)) and Kronos shall have an opportunity to cure such breach as specified in this Section 13(e), and if Kronos fails to cure such breach, ADP shall have the right to Sublicense the ADP Time & Attendance Software, subject to the requirements in clause (3) of this
          Section 13(e).

(f) (1) Except as provided in clause (3) of this Section 13(f), it is understood and agreed that with respect to a breach of subsection (a) of
     Section 3.1 by ADP, ADP shall have [**] days following the receipt of written notice from Kronos of such breach to cure such breach, subject to the following: (i) during such cure period, ADP shall be required to cease any sales/licenses, services, implementation and development activity giving rise to such breach within [**] days of ADP's receipt of such notice, provided that concerning the provision of ongoing support to any installed client base giving rise to such breach after such [**] day period ADP shall be required, as soon as reasonably practicable, to:

     a.   discontinue all service/support to such installed client base; or

     b. convert such installed base to ADP Time & Attendance Software and Hardware;

provided however, that after such initial [**]day period following notice, if ADP is unable to accomplish such discontinuance or conversion, ADP shall be required to pay Kronos all revenue derived by ADP from such installed base for the support giving rise to such breach, at prices that are equivalent to the prices charged by ADP for a comparable Kronos product support; and (ii) any cure shall be the ceasing of all activities giving rise to such breach going forward (which shall include, but not be limited to, the termination/cancellation of any contract/arrangement giving rise to such breach) and the payment by ADP to Kronos of any actual damages resulting to Kronos during the period of breach of such subsection (a) of Section 3.1; provided however, that in the case of a bona fide dispute concerning the amount of the actual damages owed, ADP shall immediately pay Kronos all actual damages not in dispute and, within [**] days after written notice from Kronos of the amount of the remaining actual damages, ADP shall either pay such damages or commence arbitration pursuant to Section 22(l) concerning such damages; and provided further that until the arbitrator rules concerning such remaining disputed actual damages, ADP shall not be deemed to have failed to cure such breach solely because of its failure to pay such damages, but ADP shall not be relieved of any of its other obligations concerning cure.

     (2) If ADP pays Kronos such actual damages (whether prior to or after arbitration), but ADP is still in breach of its cure obligations hereunder and therefore required to pay the amount specified in clause
          (3) of this Section 13(f), the amount of actual damages paid by ADP to Kronos shall be credited toward such amount specified in clause (3) of this Section 13(f).

     (3) [**] if ADP fails to cure such breach as required herein, Kronos shall have the right to receive from ADP an amount equal to [**] dollars ($[**]), multiplied by the number of months (or fractions thereof) remaining in the term of this Agreement, but in no event shall such number of months exceed [**]. It is agreed and understood by the parties that Kronos shall have no obligation to supply ADP Time & Attendance Software or Hardware, or services, and ADP shall have no rights to duplicate any ADP Time & Attendance Software in exchange for Kronos' receipt of the amount specified in the preceding sentence. After ADP has paid Kronos such amount, subsection (a) and (b) of
          Section 3.0 and subsection (a) of Section 3.1 shall no longer be in effect, and either party may terminate this Agreement, upon written notice to the other party. In the event either party elects to terminate this Agreement, the provisions of Section 13(d) shall apply.
          (4) In addition, [**], ADP shall be required to notify Kronos in writing within ten (10) days (which notice shall be deemed to constitute the written notice of Kronos specified in clause (1) of this Section 13(f)) and ADP shall have an opportunity to cure such breach as specified in this Section 13(f), and if ADP fails to cure such breach, Kronos shall have a right to receive from ADP the amount specified in clause (3) of this Section 13(f).

(g) The remedies described in Sections 13(e) and 13(f) for the Events of Default described in each such section shall be the sole and exclusive remedy for such Events of Defaults. All other remedies provided to ADP and Kronos for Events of Defaults other than under Sections 13(e) and 13(f) herein shall not be deemed exclusive but shall be cumulative and in addition to all other remedies provided by law or in equity. Both parties hereto acknowledge that the performance of their obligations hereunder and the rights granted hereunder are of a unique character that gives them a special value, the loss of which may not be adequately compensated in damages in an action at law, that a breach of this Agreement by either party may cause the other party irreparable injury and, therefore, that either party may be entitled to injunctive relief to prevent such injury.

(h) Notwithstanding anything to the contrary contained in this Agreement, it is hereby expressly agreed that upon the expiration or termination of this Agreement for any reason whatsoever, such expiration or termination shall not terminate or diminish in any way the right of those Sublicensees then using the Hardware or ADP Time & Attendance Software or any part thereof under Sublicenses validly issued during the term of the Agreement to continue to use the Hardware or ADP Time & Attendance Software or any part thereof. If this Agreement is terminated by Kronos for any reason other than ADP's default, ADP shall have the right to continue to fulfill the terms of any outstanding agreements and/or proposals that are in effect prior to the effective date of any such termination.

14.  Representations, Warranties and Covenants of Kronos.

     Kronos represents, warrants and covenants that:

(a) Kronos has, and will have at all times during the term of this Agreement, the right to enter into this Agreement, and abide by its terms, and no other person or entity shall have any rights to interfere with or prohibit the activities under this Agreement, in each case other than as covered under Section 16(a). The individual signing this Agreement on behalf of Kronos has the authority to sign on behalf of Kronos Affiliates and Subsidiaries, as well as on behalf of Kronos.

(b) Neither the rights granted to ADP hereunder nor the exercise of any such rights will infringe upon or conflict with any rights held by any third party under any copyright, patent, trademark or other proprietary right; provided that Kronos makes no representation with respect to the Total Time service mark or the ADP service mark or trademark. The Hardware to be furnished pursuant to this Agreement will be free from any claims of infringement of any United States patent, copyright, trademark or proprietary right.

(c) Kronos will have good and marketable title to the Hardware, free and clear of all liens, claims, encumbrances and security interests of any kind whatsoever, in each case, other than as covered under Section 16(a).

     WITH RESPECT TO SUBSECTIONS (a), (b) AND (c) OF THIS SECTION 14, IT IS UNDERSTOOD AND AGREED THAT ADP'S SOLE REMEMDY FOR BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT UNDER SUCH SUBSECTIONS, SHALL, TO THE EXTENT COVERED BY SECTION 16(a), BE PURSUANT TO SUCH 16(a) AND SHALL BE SUBJECT TO THE DAMAGE LIMITATION THEREIN.

(d) The eTime 1000 Software will perform in accordance with the applicable published user guides for the comparable (as to version and type) TKC Software, as modified in accordance with Section 5.1(c). The Enterprise eTime Software will perform in accordance with the applicable Kronos electronic on-line documentation for the comparable (as to version and type) WFC Software. These warranties shall not apply in the following circumstances: (i) accident, neglect or misuse; (ii) alterations other than in accordance with Kronos' installation procedures; and (iii) failure to provide and maintain a suitable installation environment, including, but not limited to, failure to provide adequate electrical power, air conditioning or humidity control. ADP's SOLE REMEDY, AND THE SOLE LIABILITY OF KRONOS, FOR ANY BREACH BY KRONOS OF THIS SECTION 14(d) SHALL BE PURSUANT TO SECTION 5.1 FOR THE ETIME 1000 SOFTWARE AND PURSUANT TO SECTION 5.2 FOR THE WFC SOFTWARE AND ENTERPRISE ETIME SOFTWARE.

(e) Kronos agrees to obtain Underwriters Laboratory ("UL") certification for the Hardware and to provide ADP with evidence of such approval when granted. The Hardware shall comply with all government and regulatory requirements such as FCC and CSA. If and when changes are required to be made to any Hardware in order to obtain UL certification or to comply with other standards, Kronos agrees to make all changes to such Hardware at Kronos' factory at no charge to ADP and to pay all expenses associated with the retrofitting of all such changes to previously delivered Hardware at no charge to ADP.

(f) Kronos has not intentionally inserted any virus, time bomb or other similar device into the Software, and it has used commercially reasonable business methods to test the Software for such viruses, time bombs or other similar devices.

     EXCEPT FOR THE WARRANTIES SET FORTH IN THIS AGREEMENT, KRONOS DISCLAIMS ALL WARRANTIES WITH RESPECT TO TKC SOFTWARE, ETIME 1000 SOFTWARE, LITE SOFTWARE, ETIME 100 SOFTWARE, WFC SOFTWARE, AND ENTERPRISE ETIME SOFTWARE, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

15.  Representations, Warranties and Covenants of ADP.

     ADP represents, warrants and covenants that ADP has, and will have at all times during the term of this Agreement, the right to enter into this Agreement, and abide by its terms, and no other person or entity shall have any rights to interfere with or prohibit the activities under this Agreement, and that the individual signing this Agreement on behalf of ADP has the authority to sign on behalf of ADP Affiliates and Subsidiaries, as well as on behalf of ADP.

16.  Indemnification.

(a) Kronos agrees to defend ADP and its Sublicensees, at Kronos' own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware or the ADP Time & Attendance Software or any part of either thereof (or the Materials) infringes upon or interferes with any patent, trademark, copyright or other proprietary right of a third party, except to the extent such allegation is based on modifications or enhancements made by ADP (or by a third party or by Kronos, at ADP's request or direction). Kronos will pay damages assessed against ADP and its Sublicensees (whether by court award or by settlement) that are attributable to any such claim, but only on the condition that (i) Kronos is promptly notified in writing of any claim of infringement and furnished with all papers received in connection therewith and (ii) Kronos shall have sole direction and control of any negotiations or of any suit that may be brought and ADP shall assist Kronos in any reasonable way required by Kronos in its defense, and (iii) ADP takes all reasonable steps to mitigate any potential damages that may result from such claim, suit or proceeding. If ADP's or a Sublicensee's use of the Hardware or the ADP Time & Attendance Software or any part of either thereof shall be prevented by an injunction based on an alleged infringement, Kronos shall have the right to substitute for the infringing Hardware or ADP Time & Attendance Software or part of either thereof another suitable product substantially equivalent in performance, or, at Kronos' option, obtain for ADP and its Sublicensees the right to continue the use of the ADP Time & Attendance Software or part thereof. KRONOS' AGGREGATE DOLLAR OBLIGATION FOR ALL CLAIMS, SUITS OR PROCEEDINGS INDEMNIFIED UNDER THIS SECTION 16(a), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO [**] MILLION DOLLARS, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT.

(b) Kronos further agrees to defend ADP, at Kronos' own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware sold to a Sublicensee with the eTime 1000 Software or eTime 100 Software, or the eTime 1000 Software or eTime 100 Software or any part of either thereof caused or causes damages to be incurred by a
     Sublicensee and/or another third-party; provided however, that this agreement is subject to ADP's having sublicensed the eTime 1000 Software or eTime 100 Software, as applicable, under provisions substantially equivalent to those in Annex I. However, Kronos shall have no liability or obligation pursuant to this Section 16(b) to the extent that such allegation is based on or damage is caused by modifications or enhancements made by ADP or its Sublicensees (or by another third party or Kronos at ADP's request or direction) or installations not in accordance with Kronos' installation procedures. Kronos will pay damages assessed against ADP (whether by court award or by settlement) that are attributable to any such claim, but only on the condition that (i) Kronos is promptly notified in writing of any such claim, suit or proceeding and furnished with all papers received in connection therewith and (ii) Kronos shall have sole direction and control of any negotiations or of any suit that may be brought and ADP shall assist Kronos in any reasonable way required by Kronos in its defense, and (iii) ADP takes all reasonable steps to mitigate any potential damages that may result from such claim, suit or proceeding. KRONOS' AGGREGATE DOLLAR OBLIGATION FOR ALL CLAIMS, SUITS OR PROCEEDINGS INDEMNIFIED UNDER THIS SECTION 16(b), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO [**]MILLION DOLLARS, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT.

(c) ADP agrees to defend Kronos, at ADP's own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware or the ADP Time & Attendance Software or any part of either infringes upon or interferes with any patent, trademark, copyright or other proprietary right of a third party to the extent that the Hardware or ADP Time & Attendance Software incorporates any modifications, enhancements, functions or features that are made by ADP (or by a third party or Kronos at ADP's request or direction) and such claim, suit or proceeding results from such modifications, enhancements, functions or features. ADP will pay damages assessed against Kronos (whether by court award or by settlement) attributable to any such claim, but only on the condition that (i) ADP is promptly notified in writing of any claim of infringement and furnished with all papers received in connection therewith and (ii) ADP shall have sole direction and control of any negotiations or of any suit that may be brought and Kronos shall assist ADP in any reasonable way required by ADP in its defense, and (iii) Kronos shall take all reasonable steps to mitigate any damages that may result from such suit, claim or proceeding. To the extent that Kronos has reason to believe or suspect that any present or proposed modification, enhancement, function or feature made by ADP (or by Kronos or a third party at ADP's request or direction) may or will infringe upon or interfere with any patent, copyright, trademark or other proprietary right of a third-party, Kronos will immediately notify ADP. ADP's AGGREGATE DOLLAR OBLIGATION FOR ALL CLAIMS, SUITS AND PROCEEDINGS INDEMNIFIED UNDER THIS SECTION 16(c), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO [**] MILLION DOLLARS.

(d) ADP further agrees to defend Kronos, at ADP's own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware sold to a Sublicensee with the eTime 1000 Software or eTime 100 Software, or the eTime 1000 Software or eTime 100 Software or any part of either thereof caused or causes damages to be incurred by a Sublicensee and/or another third-party to the extent that such Hardware or ADP Time & Attendance Software incorporates any modifications, enhancements, functions or features that are made by ADP (or by a third-party or Kronos at ADP's request or direction) and such claim, suit and proceeding results from such modifications, enhancements, functions or features. ADP will pay damages assessed against Kronos (whether by court award or by settlement) that are attributable to any such claim, but only on the condition that (i) ADP is promptly notified in writing of any claim, suit or proceeding and furnished with all papers received in connection therewith and (ii) ADP shall have sole direction and control of any negotiations or of any suit that may be brought and Kronos shall assist ADP in any reasonable way required by ADP in its defense, and (iii) Kronos shall take all reasonable steps to mitigate any damages that may result from such suit, claim or proceeding. ADP'S AGGREGATE DOLLAR OBLIGATION FOR ALL CLAIMS, SUITS AND PROCEEDINGS INDEMNIFIED UNDER THIS SECTION 16(d), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO [**] MILLION DOLLARS.

17.  Confidentiality.

(a) ADP and Kronos recognize that, in the performance of this Agreement, employees of ADP and Kronos may learn of or be exposed to trade secrets or other confidential information (including, without limitation, any information concerning the business, operations or clients of ADP or Kronos which are the property of ADP or Kronos, respectively). In order to provide the unrestricted basis of communication required for the successful and expeditious performance of this Agreement, Kronos and ADP agree that they will take all reasonable efforts to prevent such trade secrets or other confidential information from being used for any purpose other than in connection with this Agreement and from becoming known to anyone except bona fide employees only on a need-to-know basis, and such employees will be cautioned that such information is confidential. In addition, Kronos and ADP each agree to obtain signed confidentiality agreements from any third parties hired or otherwise engaged by it in connection with this Agreement prior to allowing access to any such information and to deliver copies of the same to the other upon request. Each party will cause its employees to be bound by the obligation of confidentiality contained herein. Unless and until any such information is (i) in or becomes part of the public domain other than by disclosure by Kronos or ADP in violation of this Agreement,
     (ii) demonstrably known to Kronos or ADP previously, (iii) independently developed by Kronos or ADP outside of this Agreement or (iv) rightfully obtained by Kronos or ADP from third parties, Kronos and ADP shall use the same degree of care in the handling of such information as they would use with regard to their own proprietary and/or confidential information in order to prevent the disclosure thereof.

(b) ADP and Kronos shall each return to the other any confidential information obtained from the other or provide proof of destruction of such confidential information upon the expiration or sooner termination of this Agreement or upon request by the other party.

(c) Kronos shall not reveal the names or addresses of any ADP Clients or other authorized customer of ADP under this Agreement to any local Kronos office, except as required to perform its responsibilities under this Agreement and provided that Kronos complies with the requirements stated herein in connection with any such disclosure. Neither party may provide the customer lists of the other to any third party, except as required by Kronos to perform its maintenance responsibilities under this Agreement and provided that Kronos complies with the requirements stated herein in connection with any third party disclosure. It is understood and agreed that the confidentiality provisions of Kronos' agreements with its dealers signed prior to the Prior Agreement shall satisfy the obligation under this section to obtain signed confidentiality agreements.

18.  Force Majeure.

     With respect to Hardware or Software, Kronos shall not be liable for any loss, damage or penalty for delay in delivery or for failure to give notice of delay when such delay is due to causes beyond the reasonable control of Kronos; provided, however, that if ADP demonstrates to Kronos that ADP has thereby lost an order, then ADP may, upon written notice to Kronos cancel such order without any charge therefor. The time for performance hereunder shall be extended by a period of time equal to the time lost because of any such delay.

19.  Use of Name.

(a) With respect to any Hardware purchased by ADP hereunder to be used with ADP Time & Attendance Software and ADP Acquired Time & Attendance Software (other than those products that ADP purchases from Kronos in nominal or relatively insignificant amounts), Kronos hereby agrees to replace external Kronos markings or other insignia (except serial numbers, patent notices and safety agency approval plates) that are affixed to Hardware with ADP's markings or other markings designed by ADP for such purpose.

(b) Kronos hereby authorizes ADP representatives to make use of Kronos' name, trademark or trade name in connection with marketing ADP Time & Attendance to ADP Clients, prospective ADP Clients, and other authorized customers and/or prospective authorized customers of ADP under Agreement; provided however, that no such use will be made in any written materials, distributed outside of ADP without Kronos' written approval and any such use will be in proper legal form.

(c) Subject to Section 22(h), each party expressly prohibits the other party from any direct or indirect use, reference to, or other employment of its name, trademarks or trade names or of any name, trademark or trade name exclusively licensed to such party, except as specified in this Agreement or as expressly authorized in writing.

20.  Relationship of the Parties.

(a) The parties acknowledge that the relationship between Kronos and ADP shall be construed solely as that of licensor and licensee in the case of Software and vendor and vendee in the case of Hardware. The parties further acknowledge that any and all rights not expressly granted pursuant to this Agreement are reserved to the respective party and that neither party shall have any right, power or authority to in any way obligate the other to any contract, term or condition not set forth herein.

(b) The parties hereto acknowledge that both parties hereto are independent contractors. Neither party shall in any way represent itself as a partner, joint-venturer, agent, employee or general representative of the other party.

21.  Limitation Of Liability And Indemnification.

EXCEPT AS PROVIDED IN SECTIONS 16 AND SECTION 13(e), IN NO EVENT SHALL KRONOS OR ADP OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES, AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS FOR LOST DATA, LOST PROFITS OR LOST REVENUES OR ANY SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES OF ANY KIND WHATSOEVER ARISING FROM KRONOS' TECHNOLOGY, LICENSE OR SALE OF PRODUCTS OR SERVICES OR OTHERWISE IN CONNECTION WITH ANY PREVIOUS AGREEMENT, WITH THIS AGREEMENT OR WITH ANY OF THE ACTIVITIES THEREUNDER OR HEREUNDER. EXCEPT FOR KRONOS' INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 16(a) AND 16(b), IN NO EVENT WHATSOEVER SHALL KRONOS' LIABILITY UNDER THIS AGREEMENT OR FROM ANY AND ALL CAUSES OR OTHERWISE EXCEED IN GENERAL MONEY DAMAGES A TOTAL CUMULATIVE MAXIMUM AMOUNT OF [**] OF THE AMOUNTS ACTUALLY PAID TO KRONOS UNDER THIS
AGREEMENT. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THESE LIMITS. THE LIMITATIONS IN THIS SECTION SHALL BE THE FULL EXTENT OF KRONOS' AND ADP'S LIABILITY UNDER THIS AGREEMENT WHETHER THE ACTION OR ACTIONS AGAINST KRONOS OR ADP, AS APPLICABLE, ARE BROUGHT BY REASON OF ANY BREACH OF ANY REPRESENTATION OR WARRANTY UNDER OR ANY OTHER BREACH THIS AGREEMENT OR BY REASON OF NEGLIGENCE, STRICT LIABILITY OR ANY OTHER TORT OR CAUSE OF ACTION.

22.  Miscellaneous.

(a) This Agreement and the Exhibits attached hereto and incorporated herein contain the entire agreement of the parties with respect to its subject matter and supersede all existing agreements, including the Agreement, and all other oral, written or other communications between them concerning its subject matter, including, without limitation, any summaries of terms and conditions hereof. This Agreement shall not be modified in any way except by a writing signed by authorized representatives of both parties.

(b) This Agreement shall be binding upon and inure to the benefit of ADP and Kronos and their respective successors and permitted assigns. This Agreement, and the rights and obligations conveyed hereby, shall not be assigned or otherwise transferred, voluntarily, by operation of law, or otherwise by either party without the prior written consent of the other party, and any attempt to assign any rights, duties or obligations that arise under this Agreement without such consent will be void. In the event of a "Change of Control" of one party, as defined in the following sentence, the other party shall have the option to terminate this Agreement by providing written notice to the party affected by the Change of Control, within thirty (30) days of the event causing the Change of Control. "Change of Control" shall mean: (i) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) of securities representing 50% or more of the combined voting power of a company's then outstanding securities by any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934; (ii) the complete liquidation of a company; (iii) the sale of all or substantially all of the assets of a company; or (iv) a merger or consolidation that would result in the voting securities of a company outstanding immediately prior thereto continuing to represent less than 50% of the combined voting power of that company or the surviving or acquiring entity outstanding immediately after such merger or consolidation. In the event of a Change of Control of Kronos, the surviving or acquiring entity shall be required to offer to ADP all hardware and software being marketed/licensed by Kronos at the time of the Change in Control (including, without limitation, IBM iSeries product line, ShopTrac Pro(R)) with pricing at discounts equal to the discounts applicable to Enterprise eTime Software and Hardware under this Agreement.

(c) If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

(d) This Agreement shall be governed in all respects by the laws of the State of New Jersey without giving effect to principles of conflicts of law.

(e) All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given
     (i) on the date delivered, if by personal delivery, (ii) one day after being sent by overnight courier service, or (iii) three days after being mailed, by certified or registered mail, return receipt requested, in any United States post office or box addressed to the address of the parties stated below or to such changed address as such party may have fixed by written notice:

                   If to Kronos:
                   297 Billerica Road
                   Chelmsford, MA  01824
                   Attention: Executive Vice President, Chief Operating Officer with a copy to the General Counsel at the same address

                   If to ADP:
                   ADP, Inc.
                   One ADP Boulevard
                   Roseland, New Jersey 07068
                   Attention: President, Employer Services Group

                   with a copy to the General Counsel at the same address provided, however, that any notice of change of address shall be effective only upon receipt.

(f) A waiver of any Event of Default under this Agreement shall not be a waiver of any other or subsequent Event of Default. Failure or delay by either party to enforce compliance with any terms or conditions of this Agreement shall not constitute a waiver of such terms or conditions.

(g) The persons executing this Agreement on behalf of Kronos and ADP represent and warrant that they respectively have been and are on the date of this Agreement duly authorized by all necessary and appropriate corporate action to enter into and execute this Agreement.

(h) The parties agree that promptly after the execution of this Agreement they will cooperate, in good faith, to develop a press release concerning this Agreement and they shall jointly issue that press release. Except as otherwise specifically provided herein, or as required by law, each of the parties agrees that it will not publicly release (through a press release or otherwise) the fact that they have entered into this Agreement, or use other party's name, logo or service mark in connection with any advertising, sales or promotional activities unless the President of ADP's Employer Services Group or the Executive Vice President of Kronos as applicable, gives prior written consent in each instance.

(i) ADP agrees to maintain adequate financial records of all transactions contemplated by this Agreement. Not more than four times in any calendar year, Kronos shall be entitled to audit and examine the records maintained by ADP in connection with the transactions contemplated by this Agreement. Any such audit shall be during normal business hours and upon at least ten business days prior written notice. The cost of any such audit shall be borne by Kronos; provided however, that if such audit demonstrates that ADP has underpaid any amounts owed to Kronos by more than 7 1/2 % for the audited period, the cost of the audit shall be borne by ADP.

(j) The headings in this Agreement are intended for convenience of reference and this Agreement shall not be affected or impaired thereby.

(k) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one agreement.

(l) Any dispute, controversy or claim arising out of or in connection with this Agreement shall be determined and settled by arbitration in Hartford, Connecticut. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in a court having competent jurisdiction. The party submitting such dispute shall request the American Arbitration Association to: (i) appoint an arbitrator who is knowledgeable in the microcomputer area and familiar with the personal computer software industry and who will follow substantive rules of law; (ii) allow for the parties to request discovery pursuant to the rules then in effect upon the Federal Rules of Civil Procedure for a period not to exceed sixty (60) days; (iii) require the testimony to be transcribed; and (iv) require the award to be accompanied by findings of fact and a statement of reasons for the decision. Each party shall bear its own costs and expenses, including attorney's fees, in connection with such arbitration. The parties hereto further agree that the preceding clause (l)(i) shall not prevent either party from seeking injunctive relief in a judicial proceeding as provided further in Section 13(g).

(m) If there is any inconsistency between the terms set forth in this Agreement and the terms of any Exhibit or Annex attached hereto, the terms of the Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ADP, INC.                                     KRONOS INCORPORATED


By:   /s/Russell Fradin                      By:   /s/Aron Ain
----------------------------------           ----------------------------------
   (Authorized Signature)                       (Authorized Signature)

Name:    Russell Fradin                      Name:    Aron Ain
----------------------------------           ----------------------------------
   (please print)                               (please print)

Title: President-Employer Services           Title: Executive V.P. & Chief
----------------------------------                  Operating Officer
                                             ----------------------------------

                                    EXHIBIT A

                                 ADP PRICE LIST
                         HARDWARE, SOFTWARE AND TRAINING

Price book and its contents Valid as of 6/19/03, Subject to Change

ADP Price List

Description and Pricing for ADP Hardware, eTIME Heavy Software,

Lite Software, Badges and Accessories

                             ADP 400 and 100 Clocks
--------------------------------------------------------------------------------
Description                                            Part Number     ADP Price
--------------------------------------------------------------------------------
ADP Timeclock 440 Basic 512K                           8600615-429       $[**]
--------------------------------------------------------------------------------
ADP Timeclock 420 Gate w\Relay 512K                    8600615-430       $[**]
--------------------------------------------------------------------------------
ADP Timeclock 460 w/Print Op/modem 512K                8600615-411       $[**]
--------------------------------------------------------------------------------
ADP Timeclock 480 512K                                 8600615-427       $[**]
--------------------------------------------------------------------------------
ADP Timeclock 480 512K Alphanumeric                    8600615-428       $[**]
--------------------------------------------------------------------------------
ETIME Lite Clock 150                                   8601003-001       $[**]
--------------------------------------------------------------------------------
ETIME Lite Clock w\ Modem 154                          8601003-011       $[**]
--------------------------------------------------------------------------------
ETIME Heavy 140                                        8601001-001       $[**]
--------------------------------------------------------------------------------
ETIME Heavy w\Modem 144                                8601001-011       $[**]
--------------------------------------------------------------------------------
4500 Full Numeric Bar Code 10/100 Mbit Ethernet        8602000-401       $[**]
--------------------------------------------------------------------------------
4500 Full Numeric Mag Stripe 10/100 Mbit Ethernet      8602000-402       $[**]
--------------------------------------------------------------------------------
4500 Full Numeric Proximity 10/100 Mbit Ethernet       8602000-403       $[**]
--------------------------------------------------------------------------------
   ** Please note Alpha numeric key pads not numeric
--------------------------------------------------------------------------------
4500 Full Alpha Bar Code 10/100 Mbit Ethernet**        8602000-451       $[**]
--------------------------------------------------------------------------------
4500 Full Alpha Mag Stripe 10/100 Mbit Ethernet**      8602000-452       $[**]
4500 Full Alpha Proximity 10/100 Mbit Ethernet**       8602000-453       $[**]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4500 Full Alpha Bar Code Modem**                       8602000-461       $[**]
--------------------------------------------------------------------------------
4500 Full Alpha Mag Stripe Modem**                     8602000-462       $[**]
--------------------------------------------------------------------------------
4500 Full Alpha Proximity Modem**                      8602000-463       $[**]
--------------------------------------------------------------------------------
4500 Install Manual Kit                                8700366-002       $[**]
--------------------------------------------------------------------------------
Battery Back Up Kit (all supported countries)          8601763-002       $[**]
--------------------------------------------------------------------------------
Internal AC Outlet Kit (U.S., Canada, Mexico)          8601824-001       $[**]
--------------------------------------------------------------------------------
4500 Linear Imager Bar Code Reader Kit (all supported
countries)                                             8601982-002       $[**]
--------------------------------------------------------------------------------
4500 Laser Imager Kit                                  8601983-002       $[**]
--------------------------------------------------------------------------------
4500 Interface Board Kit                               8601965-003       $[**]
--------------------------------------------------------------------------------
ADP HIGH RES Wand Kit                                  8601979-004       $[**]
--------------------------------------------------------------------------------
ADP MED RES Wand Kit   - OBSOLETE                      8601979-005       $[**]
--------------------------------------------------------------------------------
ADP LOW RES Wand Kit   - OBSOLETE                      8601979-006       $[**]
--------------------------------------------------------------------------------
Terminal Debug Kit (Hyper Terminal serial cable)       8601762-001       $[**]
--------------------------------------------------------------------------------
ADP 4500 Power Transformer                             7800100-005       $[**]
--------------------------------------------------------------------------------
ADP4500 Power Cord - 6 Feet                            7200200-001       $[**]
--------------------------------------------------------------------------------
ADP4500 Power Cord - 12 Inches                         7200201-001       $[**]
--------------------------------------------------------------------------------
ADP Smart Convertor                                    8600737-002       $[**]
--------------------------------------------------------------------------------
ADP Modem kit                                          8601183-003       $[**]
--------------------------------------------------------------------------------
ADP Remote Reader RS485 Kit                            8600826-001       $[**]
--------------------------------------------------------------------------------
ADP Relay Kit                                          8600669-005       $[**]
--------------------------------------------------------------------------------
Gasket Kit                                             8600764-001       $[**]
--------------------------------------------------------------------------------
Wand Kit                                               8600759-004       $[**]
--------------------------------------------------------------------------------
Internal AC Surge Protector                            8600619-002       $[**]
--------------------------------------------------------------------------------
External Surge Protector                               AP00535-003       $[**]
--------------------------------------------------------------------------------
485 PC Board                                           8600909-001       $[**]
--------------------------------------------------------------------------------
Wrenches for clocks                                    8900018-001       $[**]
--------------------------------------------------------------------------------
ADP Battery Back Up Kit                                8600670-002       $[**]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lithium Battery                                        7900002-001       $[**]
--------------------------------------------------------------------------------
Power Supply Cord for Clock                            7800008-001       $[**]
--------------------------------------------------------------------------------
Clock Security Screws                                  9000108-001    $[**] each
--------------------------------------------------------------------------------
ADP CCD Scanner Kit*                                   8600775-004       $[**]
--------------------------------------------------------------------------------
ADP I\O Board*need this for scanner                    8600671-003       $[**]
--------------------------------------------------------------------------------
Auxillary Power                                        8600603-001       $[**]
Inactive
--------------------------------------------------------------------------------
ADP Ethernet Kit                                       8600947-002       $[**]
--------------------------------------------------------------------------------
Key Pad Repl                                           3600390-001       $[**]
--------------------------------------------------------------------------------
Alt Reader Mag                                         8600767-057       $[**]
--------------------------------------------------------------------------------
Rem Rdr Kit Mag                                        8600556-012       $[**]
--------------------------------------------------------------------------------
128K to 256K Memory upgrade                            8600797-001       $[**]
Inactive
--------------------------------------------------------------------------------
512k Ram Upgrade                                       8601184-001       $[**]
--------------------------------------------------------------------------------
ADP minimum order fee (any order $200)                 9999ADP-MIN
--------------------------------------------------------------------------------
Cable, Bell Relay, 400                                 3600440-001       $[**]
--------------------------------------------------------------------------------
Boxes                  Qty's of 280                    9800314-002    $[**] each
--------------------------------------------------------------------------------
Foam Corner Caps       Qty's of 280                    9800313-001     [**] each
--------------------------------------------------------------------------------
Pkg inserts            Qty's of 280                    9800315-001     [**] each
--------------------------------------------------------------------------------
Mag Reader Track I                                     8600556-008       $[**]
--------------------------------------------------------------------------------
Mag Reader Track II                                    8600556-012       $[**]
--------------------------------------------------------------------------------
I/O Daughter Board Kit                                 8600671-001       $[**]
--------------------------------------------------------------------------------
Alternate I/O Option Board                             8600767-xxx       $[**]
(Custom Format and/or Site Code)
--------------------------------------------------------------------------------
Alternate Reader I/O Daughter Board                    8600767-001       $[**]
(If using Kronos standard Format HID Proximity Cards)
--------------------------------------------------------------------------------
Multi Reader I/O                                       8600767-080 or    $[**]
                                                    any 8600767-xxx part
--------------------------------------------------------------------------------
Proximity Interface Kit (Custom?)                      8600732-012       $[**]
--------------------------------------------------------------------------------
Mini Proximity Reader Option Kit                       8600732-009       $[**]
(includes Multi Reader I/O P/N 8600732-012)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Proximity Pro Reader Option Kit                        8600732-010       $[**]
(includes Multi Reader I/O P/N 8600732-012)
--------------------------------------------------------------------------------
One-time Custom Format Fee                             9990155-155       $[**]
(to create a version of the I/O Option Board for
formats not currently available from Kronos)
--------------------------------------------------------------------------------
One-time Custom Site Code Fee                          9990155-156       $[**]
(to create a version of the I/O Option Board for
Site Code formats not currently available from Kronos)
--------------------------------------------------------------------------------
ADP Bar Code Stickers packs of 50                      9900127-002       $[**]
--------------------------------------------------------------------------------
Insert Bar Code Stickers packs of 50                   BG00034-000    $[**] each
--------------------------------------------------------------------------------
ADP New Style Employee Badges packs of  50             6800132-001       $[**]
--------------------------------------------------------------------------------
ADP New Style Supervisor Badges ordered in singles     6800133-001       $[**]
--------------------------------------------------------------------------------
ADP New Style Maintenance Badges ordered in singles    6800134-001       $[**]
--------------------------------------------------------------------------------
Badge Racks                                            AP00003-005       $[**]
--------------------------------------------------------------------------------
Function Key Labels\set                                9900164-001       $[**]
--------------------------------------------------------------------------------
ADP 4500/400 Employee Proximity Badge packs of 50      6800202-001       $[**]
--------------------------------------------------------------------------------
ADP 4500 Maintenance Proximity Badge ordered in
singles                                                6800203-001       $[**]
--------------------------------------------------------------------------------
ADP 4500 Supervisor Proximity Badge ordered in
singles                                                6800204-001       $[**]
--------------------------------------------------------------------------------
I/O to Main                                            3600398-001       $[**]
--------------------------------------------------------------------------------
I/O to Main                                            3600398-001       $[**]
--------------------------------------------------------------------------------
DB9-25 Adapter                                         3600474-001       $[**]
--------------------------------------------------------------------------------
Smart Converter Cable                                  3600448-001       $[**]
--------------------------------------------------------------------------------
6 Position Connectors                                  5100015-001       $[**]
--------------------------------------------------------------------------------
Total Time Lite 100 ft cable                           3600527-001       $[**]
--------------------------------------------------------------------------------
Printer Clock Cable 25ft                               3600661-001       $[**]
Inactive
--------------------------------------------------------------------------------
Total Time Lite 250 ft cable                           3600527-002       $[**]
--------------------------------------------------------------------------------
5 Position Connectors                                  5100004-001       $[**]
--------------------------------------------------------------------------------
7 Position Connectors                                  5100013-001       $[**]
--------------------------------------------------------------------------------
140,144 Power Cord                                     7800010-002       $[**]
--------------------------------------------------------------------------------
4 Pin bell relay connector                             5103537-000       $[**]
--------------------------------------------------------------------------------
Ethernet Standoff                                      8200200-001       $[**]
--------------------------------------------------------------------------------
Modem Standoff                                         8200109-001       $[**]
--------------------------------------------------------------------------------
Total Time V9.1 S\U 1000                               8601355-001       $[**]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Time V9.1 S\U 5000                               8601356-001       $[**]
--------------------------------------------------------------------------------
Total Time V9.1 M\U 1000                               8601355-002       $[**]
--------------------------------------------------------------------------------
Total Time V9.1 M\U 5000                               8601356-002       $[**]
--------------------------------------------------------------------------------
Accruals S\U V9.0, 9.1 & e-TIME                        9990145-ACR       $[**]
--------------------------------------------------------------------------------
Accruals M\U V9.0, 9.1 & e-TIME                        9990146-ACR       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 3A Single User 1000                       8601272-001       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 3A Single User 5000                       8601272-002       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 3A Multi User 1000                        8601273-001       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 3A Multi User 5000                        8601273-002       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 3A Single User Accruals                   9990150-ACR       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 3A Multi User Accruals                    9990151-ACR       $[**]
--------------------------------------------------------------------------------
e-TIME Scheduler S\U  (3.x)                            9990152-KSM       $[**]
--------------------------------------------------------------------------------
e-TIME Scheduler M\U  (3.x)                            9990153-KSM       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 4.x S\U 1000                              8601553-001       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 4.x S\U 3000                              8601583-001       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 4.x M\U 1000                              8601553-002       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 4.x M\U 3000                              8601583-002       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 4.x Syb upg S\U 1000                      8601554-001       $[**]
--------------------------------------------------------------------------------
e-TIME Heavy 4.x Syb upg M\U 1000                      8601554-002       $[**]
--------------------------------------------------------------------------------
e-TIME Messaging S\U   (4.x)                           9990150-MSG       $[**]
--------------------------------------------------------------------------------
e-TIME Messaging M\U  (4.x)                            9990151-MSG       $[**]
--------------------------------------------------------------------------------
e-TIME Scheduler S\U  (4.x)                            9990152-KSM       $[**]
--------------------------------------------------------------------------------
e-TIME Scheduler M\U  (4.x)                            9990153-KSM       $[**]
--------------------------------------------------------------------------------
e-TIME Accruals S\U  (4.x)                             9990150-ACR       $[**]
--------------------------------------------------------------------------------
e-TIME Accruals M\U  (4.x)                             9990151-ACR       $[**]
--------------------------------------------------------------------------------
e-TIME Lite 200 ee Cap Release  **                     8601282-001       $[**]
--------------------------------------------------------------------------------
Total Time Lite 1000 Cap Release   **               Special Line "8A"    $[**]
--------------------------------------------------------------------------------
   **  Prior to  purchasing a CAP Release, you MUST
       first purchase the Core Software
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EBS Heavy 3A (150 support) total time lite DOS
clients only                                           8601360-001       $[**]
--------------------------------------------------------------------------------
e-TIME Lite Software                                   9999ADP-ETL       $[**]
--------------------------------------------------------------------------------
   NOTE:  If ADP wants to upgrade a customer to a higher
   user and employee level for software, ADP shall pay
   the difference between the two software packages
--------------------------------------------------------------------------------
   **must be purchased in [**] quantity for this pricing
--------------------------------------------------------------------------------
RJ11 100 Foot Cable                                    3600527-001       $[**]
--------------------------------------------------------------------------------
Transformer                                            7800010-002       $[**]
--------------------------------------------------------------------------------
Mounting Wedge                                         8400332-001       $[**]
--------------------------------------------------------------------------------
Adaptor RJ11 to DB9                                    3600525-001       $[**]
--------------------------------------------------------------------------------
Manual kit 140\150                                     8700124-001       $[**]
--------------------------------------------------------------------------------
Adaptor RJ11 to DB25F                                  3600526-001       $[**]
--------------------------------------------------------------------------------
Wall Anchor Plastic                                    8900052-001       $[**]
--------------------------------------------------------------------------------
Screw                                                  9000151-001    $[**] each
--------------------------------------------------------------------------------
Mtg Screw Height Guage                                 8400343-001       $[**]
--------------------------------------------------------------------------------
Connector Cover                                        8400342-001       $[**]
--------------------------------------------------------------------------------
Cable Tele Cord 7ft                                    3600340-001       $[**]
--------------------------------------------------------------------------------
Cable Tele Cord  10.5in                                3600340-003       $[**]
--------------------------------------------------------------------------------
100 series install manual                              4701137-001       $[**]
--------------------------------------------------------------------------------
Comm board test kit                                    8601172-001       $[**]
tooling fee applies if less than [**] ordered
--------------------------------------------------------------------------------
(all fees are per clock)
--------------------------------------------------------------------------------
Restocking fee (new equip 400's)                       9990145-RST       $[**]
--------------------------------------------------------------------------------
Refurbish fee (used returned for credit 400's)         9990145-RFB       $[**]
--------------------------------------------------------------------------------
Repair & return clocks no problem found 400            9990140-NPF       $[**]
--------------------------------------------------------------------------------
Repair & return w\o modem no refurb 400                9990140-RNR       $[**]
--------------------------------------------------------------------------------
Repair & return w\modem no refurb 400                  9990141-RNR       $[**]
--------------------------------------------------------------------------------
Repair & return w\o modem & w\refurb 400               9990140-RAR       $[**]
--------------------------------------------------------------------------------
Repair & return w\modem & w\refurb 400                 9990141-RAR       $[**]
--------------------------------------------------------------------------------
140\144 Series Out of Warranty Charge                  9990140-OOW       $[**]
--------------------------------------------------------------------------------
100 Series Unopened, under 1 year old                  9990140-UNO       $[**]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
100 Series Opened, under 1 year old                    9990140-OPN       $[**]
--------------------------------------------------------------------------------
150\154 Series Out of Warranty Charge                  9990150-OW        $[**]
--------------------------------------------------------------------------------
Repair depot upgrade                                   9990140-UPG
--------------------------------------------------------------------------------
100 Series No Problem Found Mt. Clockmor               9990150-NPF*      $[**]
--------------------------------------------------------------------------------
Temp # for Transition of IBM Inventory  SVCS           9990140-INV       $[**]
--------------------------------------------------------------------------------
ADP Unit Repair for Services Business                  9990140-RPR       $[**]
--------------------------------------------------------------------------------
ADP Peripheral Repair for Svcs Business                9990140-PER       $[**]
--------------------------------------------------------------------------------
ADP Svcs Install                                       9900145-INS       $[**]
--------------------------------------------------------------------------------
" " " each additional clock per site same trip            " " "          $[**]
--------------------------------------------------------------------------------
ADP Svcs De-install                                    9990145-DEI       $[**]
--------------------------------------------------------------------------------
" " " each additional clock per site same trip            " " "          $[**]
--------------------------------------------------------------------------------
ADP Svcs Clock Move                                    9990145-MOV       $[**]
--------------------------------------------------------------------------------
" " " each additional clock per site same trip            " " "          $[**]
--------------------------------------------------------------------------------
ADP Svcs Dead Run                                      9990145-DDR       $[**]
--------------------------------------------------------------------------------
ADP Upgrade & Refurb to 480 clock                      9990145-480       $[**]
--------------------------------------------------------------------------------
ADP Service Call                                       9990145-SVC       $[**]
--------------------------------------------------------------------------------
Depot exchange                                         9990145-DPO       $[**]
--------------------------------------------------------------------------------
ADP depot units over 45 days                           9990400-NRT       $[**]
--------------------------------------------------------------------------------
National Accounts Orange to Blue upgrade               9990400-RFB       $[**]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      [**]%             [**]%
--------------------------------------------------------------------------------
Kronos Training                  ADP Customer      ADP Internal     ADP Internal
--------------------------------------------------------------------------------
Valid as of 4/1/03 and subject   at ADP site       at ADP site      At Kronos
  to change
--------------------------------------------------------------------------------
Description                      Min 10 Students   Min 8 Students
--------------------------------------------------------------------------------
New pricing as of 9/1/02         Plus T&E          Plus T&E
--------------------------------------------------------------------------------
                                 Per Student       Per student $    Per student
--------------------------------------------------------------------------------

Workforce Central V4
--------------------------------------------------------------------------------
Workforce Central 4                 $[**]             $[**]             $[**]
  Pre-Implementation Workshop (2 days)
--------------------------------------------------------------------------------
Workforce Central 4                 $[**]             $[**]             $[**]
  Daily Operations (1 day)
--------------------------------------------------------------------------------
Workforce Central 4 Pay             $[**]             $[**]             $[**]
  Period Operations (1/2 day)*
--------------------------------------------------------------------------------
Workforce Central 4                 $[**]             $[**]             $[**]
  Scheduling (1/2 day)*
--------------------------------------------------------------------------------
Workforce Central 4 Setup           $[**]             $[**]             $[**]
  and Administration (1 day)
--------------------------------------------------------------------------------
Workforce Central 4 Database        $[**]             $[**]             $[**]
  Overview and Maintenance (1 day)
--------------------------------------------------------------------------------
Workforce Central 4 Basic           $[**]             $[**]             $[**]
  Configuration (4 days)
--------------------------------------------------------------------------------
Workforce Central 4 Advanced        $[**]             $[**]             $[**]
  Configuration (5 days)
--------------------------------------------------------------------------------
Workforce Central                   $[**]             $[**]             $[**]
  System Settings (1/2 day)
--------------------------------------------------------------------------------
Workforce Central 4                 $[**]             $[**]             $[**]
  Upgrade Workshop (1 day)
--------------------------------------------------------------------------------
Workforce Accruals                  $[**]             $[**]             $[**]
  Configuration (1 day)
--------------------------------------------------------------------------------
Workforce 4 Database                $[**]             $[**]             $[**]
  Conversion (2 days)
--------------------------------------------------------------------------------
Data Collection Manager             $[**]             $[**]             $[**]
  Configuration and Support for
  WFC 4 (1 day)
--------------------------------------------------------------------------------
Workforce Central Department        $[**]             $[**]             $[**]
  Manager (1/2 day)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Workforce Record Manager (1 day)    $[**]             $[**]             $[**]
--------------------------------------------------------------------------------
Workforce Central 4 Sizing          $[**]             $[**]             $[**]
  Workshop (2 days)
--------------------------------------------------------------------------------
Workforce Central 4 Install         $[**]             $[**]             $[**]
  and Troubleshooting (5 days)
--------------------------------------------------------------------------------
              3rd PARTY VENDORS COURSES CAN NOT BE DISCOUNTED [**]
--------------------------------------------------------------------------------
Workforce Central 4 Introduction     [**]              [**]             $[**]
  to the API (2 days)
--------------------------------------------------------------------------------
Workforce Central 4 Using Java to    [**]              [**]             $[**]
  Develop API Applications (1 day)
--------------------------------------------------------------------------------
Introduction to Java (5 days)        [**]              [**]             $[**]
--------------------------------------------------------------------------------
Introduction to Crystal Reports      [**]              [**]             $[**]
  (3 days)
--------------------------------------------------------------------------------
Advanced Crystal Reports (3 days)    [**]              [**]             $[**]
--------------------------------------------------------------------------------
Oracle DBA Light (4 days)            [**]              [**]             $[**]
--------------------------------------------------------------------------------
Constructing SQL Queries (3 days)    [**]              [**]             $[**]
--------------------------------------------------------------------------------
Oracle Advanced Database             [**]              [**]             $[**]
  Administration (3 days)
--------------------------------------------------------------------------------
Essential in UNIX for Workforce      [**]              [**]             $[**]
  Central Internal (2 days)
--------------------------------------------------------------------------------
       ** ADP to contact vendor directly for pricing and course scheduling
--------------------------------------------------------------------------------

Kronos Connect
--------------------------------------------------------------------------------
Kronos Connect Basic                $[**]             $[**]             $[**]
  Programming (3 days)
--------------------------------------------------------------------------------
Kronos Connect Advanced             $[**]             $[**]             $[**]
  Programming (4 days)
--------------------------------------------------------------------------------
* Kronos will only provide full day on site training
  (both classes combined)
--------------------------------------------------------------------------------

                                    EXHIBIT B

1.   MORE COMPLETE DESCRIPTION OF "LITE SOFTWARE":

A time and attendance software solution with a user-configurable rules engine for consistent application of pay policies in small business applications where payroll processing is performed independently by site.

2. MORE COMPLETE DESCRIPTION OF "TIMEKEEPER CENTRAL SOFTWARE(R)" OR "TKC SOFTWARE":

A time and attendance software solution with a user-configurable rules engine for consistent application of pay policies in mid market applications where payroll processing is performed independently by site.

3.   MORE  COMPLETE  DESCRIPTION  OF  "WORKFORCE  CENTRAL(R)  SOFTWARE"  OR "WFC
     SOFTWARE":

A time and attendance software solution with a user configurable rules engine for consistent application of pay policies across the enterprise. WFC Software also provides access to the software for licensed managers and may contain leave management solutions for employee benefit time such as personal, vacation, compensatory, medical and other forms of leave. It may also contain a web deployed time entry module for hours and exceptions providing the professional workforce with a self-service method to submit labor data from diverse environments.

                                    EXHIBIT C

            Terms of Kronos' Pentamation Enterprises, Inc. & Siemens
                Medical Systems Healthcare Information Solutions
                                  Arrangements



1.       Kronos will [**].
2.       Kronos will [**].
3.       Kronos will [**] for Kronos products.
4.       Kronos will [**].  Kronos may [**].
5.       Kronos may [**].
6.       The agreements [**].

                                    EXHIBIT D

             ADP/Kronos Enterprise eTime Software Maintenance Policy

Effective December 2002, Kronos and ADP agreed that ADP will not be required to calculate maintenance amounts on Enterprise eTime orders submitted to Kronos. This will include all types of orders (i.e. original, upgrade).

The purpose of this process is to streamline the way maintenance is handled and to avoid a cumbersome manual system.

The procedure will be as followed;

ADP will submit orders to Kronos without maintenance dollars

ADP will submit to Kronos monthly, detailed Enterprise eTime SW Reports, one for Major Accounts (ADP NJ) and one for National Accounts (ADP FL). These reports will include; Additions, Install base, No Starts and Terminations for the previous months activities. The reports are due to Kronos on the 10th business day of the month.

Kronos will "bulk bill" ADP annually based on the Enterprise eTime install base, less any Terminations

o    The bulk billing will be as of April 1st of any given year

o Kronos and ADP will agree on the install base figure. The agreement shall come from a true-up of above mentioned ADP report against the Kronos system reports

Discrepancies between the install base figures will be brought to ADP's attention.

o The following general rule will apply; so long as Kronos can provide documentation that the order in question has shipped ADP will include that order in the install base figure.

The monthly reports should be sent to: ssouthland@kronos.com

And sgenest@kronos.com

Maintenance dollars owed to Kronos will be calculated on a percentage of the purchased price of the software and billed to ADP annually.

o The current percentage is a calculated rate of [**]% of the software purchase price

There will be separate reporting billings for ADP Majors and ADP National accounts

Credits for maintenance will be processed for No Starts only, that where included in the April 1st install base (see No Start Procedure).

o No Starts must meet the Kronos criteria in the contract definition in order to be credited

                        Maintenance Policy for No Starts

No Start Procedure;

Need to be included in the Enterprise eTime SW Report on a separate sheet and totaled by month

o    No Starts  will need to be  netted  out of the  install  base

     Example: If Company ABC had an addition date of June 1st and was a No Start as of August 1st then Company ABC would need to be listed on the No Start sheet separate from the install base as well as placed on the install base report and netted out. Anything placed on the No Start sheet needs to be countered in the install base report

o In the report/spreadsheet ADP must provide original addition date as well as No Start date. This is important for credit procedures

     Example A: If company ABC has an addition date of February 1st and a No Start date of June 1st then maintenance would be credited because they would have been included in the April 1st install base (this is for any given year) and maintenance would have been paid to Kronos

     Example B: If company ABC has an addition date of June 1st and a No Start date of October 1st then maintenance would not be credited due to the dollars not being in the install base report and maintenance never being billed to ADP

Kronos will credit for software only (there will not be credits for shipping or hardware). Credits will be handled on a monthly basis against the install base No Starts report once verified by Kronos

o    Other than No Starts, no other credits will be issued throughout the year

Termination Procedure:

Need to be included in the monthly Enterprise eTime SW Report only on the Termination sheet (tab) and not netted out of the total install base

o In the report/spreadsheet ADP must provide original addition date as well as Termination date

At the time of the annual maintenance billing, Termination totals for the year will be deducted from the total install base figure

                                    EXHIBIT E

                          Procedures Regarding Hardware

(a)  Any  Hardware  ordered by ADP and  delivered by Kronos shall be pursuant to the issuance of a P.O. Each P.O. shall state the quantities, Hardware description (including part number), applicable prices, requested delivery date, delivery destination and delivery instructions. On the Order Acceptance Date, such order shall be deemed to be a firm order and to have been accepted by Kronos in the quantity stated in such order. If the requested delivery date is less than [**] days after the Order Acceptance Date with respect to any order of Hardware for use with Lite Software or less than [**] days with respect to any other order, Kronos shall use its best efforts to confirm such date, but if Kronos is unable to confirm such date the confirmed scheduled delivery date shall not in any event be later than [**] days after the Order Acceptance Date of such order for Hardware for use with Lite Software or [**] days for any other order. ADP shall provide to Kronos a [**] forecast of the expected monthly volume of Hardware and Kronos Software orders and ADP shall update such rolling forecasts quarterly. Notwithstanding the second preceding sentence, in the event actual orders for any month exceed forecasted orders for such month by up to [**]% of such forecast, Kronos shall be required to deliver an amount equal to 130% of such forecast within 90 days after receipt of the P.O. for Hardware for use with Lite Software and within [**] days after receipt of the P.O. for all other orders. Kronos shall not be obliged to deliver an amount in excess of [**]% of forecasted orders within [**] days after Order Acceptance Date. Kronos agrees to deliver amounts in excess of [**]% of forecasted orders up to and including [**]% of forecasted orders within [**] days following receipt of the applicable P.O., for all orders other than for Hardware for use with Lite Software and within [**] days after receipt of the applicable P.O. for all orders for Hardware for use with Lite Software. For orders in excess of [**]% of the forecasted order, Kronos shall use its best efforts to deliver such excess amount as expeditiously as possible. Kronos shall in any event confirm the delivery dates with respect to all P.O.'s.

(b) ADP may cancel a P.O. for Hardware for use with Lite Software at no charge if such cancellation notice is received at least [**] days prior to the originally scheduled delivery date of such Hardware, and may cancel a P.O. for all other Hardware at no charge if cancellation notice is received at least [**] days prior to the originally scheduled delivery date of such Hardware. ADP may not cancel any order for Hardware received within [**] months prior to the termination of this Agreement.

(c) Notice by ADP to Kronos changing the destination of a scheduled delivery of Hardware shall not be considered to be a rescheduling or a cancellation of a delivery. ADP may change the delivery destination for any delivery provided that Kronos is given notice at least [**] days prior to the scheduled delivery date for Hardware for use with Lite Software and [**] days prior to the scheduled delivery date for all other Hardware.

(d) Shipment shall be F.O.B. Kronos' shipping dock upon transfer to either a common carrier or ADP itself. Kronos shall select a common carrier on behalf of ADP, which carrier shall not be construed to be the agent of Kronos. Title to Hardware and all risk of loss shall pass to ADP upon point of shipment.

(e)  Procedure for Return/Refurbishment of Certain Hardware

1. This Procedure only applies to the ADP 4500, 400, 140 and 144 Hardware. The Procedure does not apply to the 150/154 series Hardware or any other Hardware.

2. This Procedure applies when ADP or an ADP Customer returns a Hardware terminal to Kronos requesting refurbishment for any reason, except that this Procedure does not apply when Hardware Maintenance is required under Exhibit F.

3. Upon the return of a terminal to which this Procedure applies, Kronos agrees to refurbish that terminal and place it into an inventory for ADP to purchase. New Hardware orders from ADP will be filled through this inventory and will be at the prices specified in Exhibit A of the Agreement.

4. ADP will pay Kronos a refurbishing fee of $[**] for the ADP 4500 terminals, $[**] for each for the ADP 400 terminals and $[**] for each 140/144 terminals. In addition, Kronos will [**] the then current selling price of the applicable terminal.

5. Kronos will not refurbish, or grant ADP any credit for, any terminal on which the main board has been damaged or the main board revision is too old to make into a new terminal. Hardware that is considered scrap material will not be refurbished into new units and no credit will be issued to ADP.

6. Kronos reserves the right to modify or discontinue this Procedure at any time, upon [**] advance written notice to ADP.

7. At the end of the Agreement term, or upon [**] advance notice, Kronos will cease the procedure in full or for the specified Hardware, and ADP shall pay Kronos for Hardware held for ADP's benefit.

                                    EXHIBIT F

                    HARDWARE MAINTENANCE TERMS (INCL. PRICES)

The prices in price chart below shall be substituted, as and when applicable, for the prices specified in the Description of Services below. The parties agree to a [**]% increase annually effective July 1, 2003, based upon prices then in effect. If either party does not desire to have Kronos continue to perform the maintenance described herein, that party shall give the other party [**] days advance written notice prior to July 1 of the applicable year. In addition, if at any time during a year, ADP believes the Maintenance provided by Kronos fails to satisfy the description herein, ADP agrees to provide Kronos with written notice of such failure(s), and give Kronos [**] days to correct such failure. If Kronos fails to correct such failure(s) by the end of such [**] day period, ADP may terminate the engagement of Kronos to perform maintenance services.


--------------------------------------------------------------------------------
                    Prices    Prices     Prices     Prices     Prices    Prices
--------------------------------------------------------------------------------
Services            7/1/01    7/1/03     7/1/04     7/1/05     7/1/06    7/1/07
--------------------------------------------------------------------------------
                    To        To         To         To         To        To
--------------------------------------------------------------------------------
                    6/30/03   6/30/04    6/30/05    6/30/06    6/30/07   6/30/08
--------------------------------------------------------------------------------
On-site             $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
Service Call
--------------------------------------------------------------------------------
Repair and          $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
Replacement
--------------------------------------------------------------------------------
Peripheral Part     $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
Replacement
--------------------------------------------------------------------------------
Installation of     $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
First Hardware
--------------------------------------------------------------------------------
Each additional
Hardware
install per         $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
location on
same trip
--------------------------------------------------------------------------------
De-Installation
of First            $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
Hardware
--------------------------------------------------------------------------------
Each additional
Hardware
de-install per      $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
location on
same trip
--------------------------------------------------------------------------------
Move of First       $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
Hardware
--------------------------------------------------------------------------------
Each additional
Hardware move
per location on     $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
same trip
--------------------------------------------------------------------------------
Dead Run            $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
--------------------------------------------------------------------------------
Depot Exchange      $[**]     $[**]      $[**]      $[**]      $[**]     $[**]
per incident
--------------------------------------------------------------------------------

Terms

Above service and pricing is for the 400 Hardware Series Hardware only. 100 and 4500 Series Hardware are serviced only though the Kronos Repair Center (Depot Exchange).

Penalty/Bonus clause for response times variations for on-site service calls. All penalty/bonus provisions apply only to the [**] described below:

o for response times averaging less than [**]%, Kronos pays ADP $[**] for that quarter

o for response times averaging [**]% to [**]%, Kronos pays ADP $[**] for that quarter

o for response times averaging [**]% to [**]%, Kronos pays ADP $[**] for that quarter

o for response times averaging [**]% to [**]%, there is no penalty/bonus paid to Kronos or ADP

o for response times averaging greater than [**]%, ADP pays Kronos a bonus of $[**] for that quarter

On-Site Service Call:

Request must be received from ADP help desk before 3:00 P.M. EST to respond [**], Monday-Friday, Kronos holidays excluded.

Beyond [**], the service will be through the Kronos Repair Center (Depot Exchange). If ADP specifically requests on-site services [**], Kronos will make reasonable efforts not to exceed [**] response time.

Hardware Installation:

Request must be received from ADP help desk between 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded. ADP will notify Kronos [**] in advance before scheduling an on-site installation.

Hardware De-Installation:

Request must be received from ADP help desk between 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded. ADP will notify Kronos [**] in advance before scheduling an on-site De-Installation

Hardware Move:

Request must be received from ADP help desk between 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded. ADP will notify Kronos [**] in advance before scheduling an on-site Hardware Move.

Hardware Dead Run:

o ADP will pay the associated fee if a Service Representative goes on-site in response to a service call and the ADP customer refuses the service for any reason.

o    ADP must have initiated the service request.

Hardware Repair Center (Depot Exchange):

Request  must  be  received   from  ADP  from  8:00  A.M.  to  8:00  P.M.   EST,
Monday-Friday, Kronos holidays excluded.

ADP is required to own the field inventory for replacement Hardware and spare parts but Kronos shall bear the risk of loss for such field inventory, so long as it is in Kronos' custody. Based upon ADP's installed base of approximately 16,000 units of Hardware, Kronos recommended that ADP have 360-400 Hardware for adequate field inventory. ADP agrees to notify Kronos in writing if the installed base of Hardwares goes up [**]% or greater, so that Kronos can appropriately adjust its field inventory recommendation.

ADP's services billings must equal or exceed $[**] for any quarter. If ADP does not pay Kronos at least $[**] for actual services (as described in this Exhibit
F) in a quarter, ADP agrees to pay Kronos an amount sufficient to bring the total paid for services to $[**] for that quarter. Kronos will invoice ADP for, and ADP will pay Kronos any such amounts within [**] after the end of the applicable quarter.

The prices herein are only offered as a complete services package and are not available as separately priced items.

Kronos does not provide  on-site  support  for the RSI hand punch  devices.

The  services   descriptions  and  pricing  above  is  applicable  only  in  the continental United States. For Canada, only depot exchange is applicable.

(i) DESCRIPTION OF SERVICES - NOTE: PRICES STATED HEREIN ARE APPLICABLE ONLY UNTIL JUNE 30, 2003. PRICES IN THE CHART ABOVE SHALL REPLACE THESE PRICES ON THE APPLICABLE DATES.

On-Site Per Incident Pricing:

On-site service for Kronos TK 400's is priced on a per incident basis to ADP. For every service call dispatched by ADP's help desk to a Kronos dealer or district office there will be a fee of $[**] to go on-site. If it is determined at that call that a part needs to be replaced, a Field Replaceable Unit (FRU) will be exchanged for an additional $[**]. This $[**] will include the repair, replacement, and refurbishment through the Kronos repair center. If it's determined that the FRU is not defective in the Kronos Repair Center, the $[**] charge to ADP for repair will be waived. If it is determined at that call that a peripheral part needs to be replaced (i.e. internal modem, I/O board, Bell Relay) a Field Replaceable Unit (FRU) will be exchanged for an additional $[**]. This $[**] will include the replacement through the Kronos Repair Center. If it is determined that the peripheral part is not defective in the Kronos Repair Center, the $[**] charge to ADP for repair will be waived. The Kronos dealer or district service representative will be expected to have the necessary parts to repair the unit when they arrive for the service call. The Kronos dealer or district service representative will give their best effort to reprogram the Hardware to the state it was before the malfunction. The $[**]on-site cost will be waived for any additional on-site call that is a result of a service representative not having the correct part to resolve the original service call.

          On-Site Cost                               $[**]

          Repair and Replacement Cost                $[**]

          Peripheral Part Replacement Cost           $[**]

Hardware Installation Pricing:

On-site installation for Kronos TK 400's is priced on a per installation basis to ADP. For every installation dispatched by ADP to Kronos dealer or district office there will be a fee of $[**] for the first Hardware installed and $[**] for each additional Hardware installed in the same location on the same trip. If an installation has remote locations they will be priced at $[**] for the first Hardware installed and $[**] for each additional unit of Hardware installed in that same remote location on the same trip. If an additional install is requested in the future which would require a separate trip, that installation would be charged at $[**] for the first Hardware installed and $[**] for each additional unit of Hardware installed.

           Install of First Hardware                  $[**]

           Install of each additional Hardware
           (on the same trip)                         $[**]

De-Installation Pricing:

On-site de-installation for TK 400's is priced on a per de-installation basis to ADP. For every de-installation dispatched by ADP to a Kronos dealer or district office there will be an on-site fee of $[**] for the first Hardware de-installed and $[**] for each additional de-install in the same location on the same trip. If a de-installation has remote locations, they will be priced at $[**] for the first Hardware de-installed and $[**] for each additional unit of Hardware in that same remote location on the same trip. If an additional de-install is requested in the future which would require a separate trip, that de-installation would be charged at $[**] for the first Hardware de-installed and $[**] for each additional Hardware de-installed on the same trip. The Hardware that are de-installed will be shipped to the Kronos repair center to be refurbished for $[**].

           De-installation of First Hardware           $[**]

           De-installation of each additional
           Hardware (on the same trip)                 $[**]

Hardware Move Pricing:

On-site moves for TK 400's are priced on a per move basis to ADP. For every move of a Hardware dispatched by ADP to a Kronos dealer or district office there will be a fee of $[**] for the first Hardware moved and $[**] for each additional unit of Hardware moved in the same location on the same trip. The pricing is similar to an install due to the same time and service requirements. The Kronos dealer or district service representative will give their best effort to reprogram the Hardware to its originate state before it was moved. If a Hardware move has remote locations, they will be priced at $[**] for the first Hardware moved and $[**] for each additional unit of Hardware moved in that same remote location on the same trip. If an additional Hardware move is requested in the future which would require a separate trip, that Hardware move would be charged at $[**] for the first Hardware moved and $[**] for each additional Hardware moved on the same trip.

            Move of First Hardware                     $[**]

            Move of each additional Hardware
            (on the same trip)                         $[**]

Dead Run Pricing:

ADP will be billed $[**] if a Kronos district or dealer service representative goes on-site to a service call or an implementation and the customer refuses the service for any reason. This service call or implementation must have been initiated by ADP to go on-site.

             Dead Run Cost                             $[**]

 Depot Exchange:

Kronos will ship a replacement unit to a customer via next day service, for all calls received prior to 3:00 P.M. Eastern Standard Time, Monday-Friday, Kronos holidays excluded. All calls received after 3:00 P.M. Eastern Standard Time, Monday-Friday, Kronos holidays excluded, will be shipped on the following business day. ADP's help desk is required to validate the problem in question. All Hardware shipped from the Depot Center is at the latest revision, and Kronos pays freight both ways. A prepaid UPS shipping document is included with each shipment. The ADP customer is required to return the failed Hardware to Kronos in the same container and packaging in which the replacement was sent. Kronos will give a [**] day timeframe for Hardware to be returned from the ADP customers to the Kronos repair center. After the [**]days, ADP will be invoiced for, and agrees to pay, the full price of the Hardware. It will be ADP's responsibility to manage Hardware returns after the [**] day timeframe.

             Depot Exchange Cost                       $[**]

Testing. All records of inspections and tests of Hardware will be made available to ADP for review during regular business hours upon reasonable prior notice. ADP or its designee shall also have the right to witness Kronos' inspections and tests during regular business hours upon reasonable prior notice.

Spare Parts:

a) For a period of [**] after the date of the last shipment of Hardware under this Agreement, Kronos shall make commercially obtainable spare parts for the Hardware available to ADP if available through Kronos' suppliers, and if Kronos makes such spare parts available to its own customers and dealers. During the term of this Agreement, spare parts shall be priced in accordance with Kronos' published dealer spare parts price list. Thereafter, spare parts shall be priced at Kronos' then effective price.

(i) Orders for spare parts placed on a "rush" basis and received by Kronos on or before 12:00 noon eastern standard time, Monday through Friday, exclusive of Kronos holidays, will be shipped to ADP on the day the order is received, so long as the spare part is in Kronos' stock at the time the order is placed. Kronos will charge ADP $[**] for each rush order processed. (ii) Orders for in-stock spare parts not designated as "rush" ordered by ADP will be shipped [**].[**]

3.   Installation, Acceptance and Quality Control

(a) Kronos shall assemble and test all Hardware [**] prior to shipment to ADP or ADP Clients.

(b) If at any time ADP can document that a greater than [**]% failure rate on Hardware is experienced by ADP or any ADP Client in any sequential [**] items of Hardware delivered or in Hardware delivered during any consecutive [**] period, Kronos shall, at ADP's option and promptly after ADP's demand therefore:

(i) supply on-site technical support at ADP's designated locations to repair all Hardware [**]. If Kronos provides such on-site support and it is determined that the Hardware is not defective, ADP shall pay for the related service calls at the then existing standard rate for such service; and/or

(ii) perform a quality audit at Kronos' factory; and/or

(iii)permit ADP to return all affected Hardware and all other Hardware delivered during the period such problems were experienced to Kronos' factory for either repair or replacement [**], and [**].

The date ADP and Kronos mutually agree that such quality problems have been cured by Kronos shall be the date ADP executes an acceptance on a written notice from Kronos notifying ADP of such cure, which acceptance shall not be unreasonably withheld. The warranty period for all Hardware of the same model designation delivered during a period of quality problems shall be [**] pursuant to this Section 3(b).

(c) ADP will install or arrange for the installation of the Hardware at its final destination at its cost and expense, if any.

4.   Hardware Changes

a) Kronos, at no charge to ADP, reserves the right upon [**] days prior written notice to ADP, at any time prior to delivery of any Hardware, to make changes to the Hardware or any component modules (i) which do not affect physical or functional interchangeability or compatibility or performance at a higher level of assembly, or (ii) when required for purposes of safety, or (iii) to meet Kronos' product specifications, provided, that in the case of changes for purposes of safety or to meet Kronos' products specifications, such changes shall not affect the Hardware's physical or functional interchangeability or compatibility or performance at a higher level of assembly, and provided further, that in each of the above instances Kronos will supply ADP with engineering documentation with respect to such changes. In no event shall such engineering documentation be provided by ADP to any third party. All Hardware of the same model designation purchased by ADP hereunder shall be interchangeable and compatible or, if such Hardware is not interchangeable or compatible, Kronos agrees that it will, at its option, either (i) provide supplemental spare parts or subassemblies to ADP sufficient to maintain the new Hardware at no charge to ADP, or (ii) make all such changes to the previously delivered Hardware so as to retrofit such Hardware, at no charge to ADP.

b) Although Kronos shall be under no obligation to do so, ADP may request that Kronos make changes in specifications, capabilities and/or configuration to the Hardware provided that:

i)   ADP requests such changes in writing not less than [**]days in advance; and

ii) any reasonable delay in delivery of the Hardware resulting from the implementation of such changes shall not constitute a breach hereunder; and

iii) ADP pays the cost of any such changes.

c) Kronos agrees to advise ADP, as promptly as practicable after announcement of any safety changes to any Hardware previously purchased by ADP, and to deliver to ADP, without cost to ADP (so long as such safety changes are generally made available by Kronos to its customers on a no charge basis), all parts necessary to make such safety changes so as to maintain the Hardware at its then most current safety level. If ADP requests installation of a safety change by Kronos for which Kronos charges its customers, Kronos reserves the right to charge ADP for such services.

5.   Field Change Order

a) If any changes, other than changes for the purpose of safety which are covered in Section 4 (c), are in Kronos' reasonable opinion, required in order to make any Hardware sold hereunder operate correctly or meet the agreed upon specifications or comply with the warranties set forth in this Agreement, Kronos shall correct any such deficiency and provide ADP with adequate notice of such change in accordance with its existing dealer notification process. In the event of Kronos making such a change, at its option, Kronos may direct the ADP Clients using the Hardware to return the Hardware to Kronos, at Kronos' cost, so that Kronos may install such change.

b) In addition, it is recognized by the parties that there may be other changes which are designated to improve the efficiency of the Hardware which are optional field change orders. Within [**] days after formal issuance of any such change, Kronos shall make kits of materials and documentation available to ADP. Such materials and documentation, together with the cost of implementing any change, shall be invoiced by Kronos to ADP at the then appropriate Kronos dealer price applicable to the unit to which such change order applies.

6.   Hardware Documentation

a) Kronos shall supply a set of Operating Manuals with each unit of Hardware shipped hereunder at no charge to ADP. ADP may, at its option, purchase additional sets of the Operating Manuals at the then current standard dealer price.

b) Kronos shall provide ADP with up to [**]complete sets of the applicable technical service documentation (including diagnostic software) each year for the duration of this Agreement at no charge to ADP. Each additional set will be at a cost to be agreed to by Kronos and ADP. ADP may reproduce service documentation, at no charge. Kronos shall put ADP on automatic distribution of all service documentation at no cost to ADP. Kronos will also provide current information on any new or revised course materials and provide copies of new materials or aids upon request at Kronos' cost.

c) It is understood and agreed that all Hardware Documentation provided under this Section 6 (including, but not limited to Operating Manuals, technical service documentation, diagnostic software and new or revised course materials) shall constitute the Confidential Information under this Agreement.

                                     ANNEX I

                   "click wrap" "shrink wrap" sublicense terms

WARNING: ADP IS WILLING TO LICENSE ADP(R) TIME AND ATTENDANCE AND RELATED SOFTWARE TO YOU ONLY UPON THE CONDITION THAT YOU ACCEPT ALL OF THE TERMS CONTAINED IN THIS ADP SOFTWARE LICENSE. PLEASE READ THESE TERMS CAREFULLY BEFORE USING THE SOFTWARE. ACCESSING AND USING THIS SOFTWARE WILL INDICATE YOUR ASSENT TO THESE TERMS. IF YOU DO NOT AGREE TO THOSE TERMS, ADP IS UNWILLING TO LICENSE THE SOFTWARE TO YOU, YOU SHOULD RETURN THE SOFTWARE TO ADP AND YOUR MONEY WILL BE REFUNDED.

                              ADP SOFTWARE LICENSE

The Software is the licensed and/or owned property of, and embodies the proprietary trade secret technology of ADP and/or its licensor. Unauthorized use and copying of such Software is prohibited by law, including United States and foreign copyright law. The price you pay to ADP for a copy of the program constitutes a license fee that entitles you to use the program as set forth below and if you discontinue paying ADP, the license is terminated and the provisions of F. below shall apply.

License Terms. ADP grants to Customer a non-exclusive, nontransferable License to use the Software included in this package (the "Software"). This License may be terminated by ADP by written notice to Customer upon any material breach by Customer. This License is subject to all of the terms of this Agreement, including those set forth below:

A. Customer recognizes and agrees that the license to use the Software is limited, based upon the amount of the license fee paid by Customer.
     Limitations may include the number of employees, simultaneous or active users, product modules, features, computer model and serial number and/or the number of terminals to which the Software is permitted to be connected. Customer agrees to: 1) use the Software only for the number of employees, simultaneous or active users, computer model and serial number and/or terminals permitted by the applicable license fee; 2) use only the product modules and/or features permitted by the applicable license fee; and 3) use the Software only in support of Customer's own business. Customer agrees not to increase the number of employees, simultaneous or active users, terminals, product modules, or features, or to upgrade the model, as applicable, unless and until Customer pays the applicable fee for such increase or upgrade. Customer may not relicense or sublicense the Software to, or otherwise permit use of the Software (including timesharing or networking use) by any third party. Customer may not provide service bureau or other data processing services that make use of the Software without the express prior written consent of ADP. Customer may use any embedded database or remote support software only in conjunction with ADP products and services.

B. Customer may use the computer programs included in the Software (the "Programs") in object code form only, and shall not reverse compile, disassemble or otherwise convert the Programs into uncompiled or unassembled code.

C. Customer may copy the Programs only as reasonably necessary to load and execute the Programs and for backup purposes. All copies of the Programs or any part thereof, whether in printed or machine readable form and whether on storage media or otherwise, are the licensed and/or owned property of ADP and are subject to all the terms of this License, and all copies of the Programs or any part of the Programs shall include the copyright and proprietary rights notices contained in the Programs as delivered to the Customer.

D. Customer may not sell, assign, convey, or otherwise transfer the Software to any third party without the prior written consent of ADP.

E. In the event that ADP supplies updates, corrections, modifications, new versions or new releases of the Software, (collectively referred to as "Updates"), such Updates shall be part of the Software and the provisions of this License shall apply to such Updates and to the Software as modified thereby. If an Update is provided, Customer may utilize either the Update or prior version of the Software, but never both at the same time.

F. Customer may terminate this License at any time by returning to ADP the original copy of the Software and destroying all other copies of the Software.(1) Upon termination of this License by ADP, Customer will also return the original Software to ADP and destroy all other copies of the Software.

G. Customer shall be solely responsible for compliance with any laws, rules and regulations governing the export of the Software outside the U.S.. Customer shall not export or re-export the Software, directly or indirectly, without first obtaining the written approval or required license from the U.S. Department of Commerce or any other agency of the U.S. Government having jurisdiction over such transaction. The assurances in this Section shall survive termination of this License.

Limited Warranty. ADP warrants to Customer that the media on which the Programs are recorded shall be free from defects in materials or manufacture under normal use for a period of 90 days from the date of shipment of the media. Programs found to have a defect in the media will be replaced at no charge to Customer if returned to ADP within such 90 day period. If the defect results from accident, abuse or mishandling or Customer's failure to provide a suitable installation environment, ADP will have no responsibility to replace the media.

(1) For avoidance of doubt or confusion, notwithstanding the substantive tex above in these Annexes, certain ADP clients' agreements with ADP contain specified contract term lengths that cannot be shortened by the client (without consequence to the client) merely by returning software to ADP. Same applies to Shrinkwrap terms.

EXCEPT AS PROVIDED ABOVE, THE SOFTWARE, INCLUDING DOCUMENTATION, IS PROVIDED "AS IS" AND NO WARRANTY OF ANY KIND, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS MADE BY OR AUTHORIZED TO BE MADE ON BEHALF OF ADP. CUSTOMER ASSUMES THE ENTIRE RISK OF THE RESULTS OF PERFORMANCE OF THE SOFTWARE OR OF THE FAILURE OF THE SOFTWARE TO PERFORM.

Limitation of Liability. ADP's entire liability to Customer and Customer's exclusive remedy shall be replacement of defective media as provided above, or if ADP is unable to deliver a replacement that is free of media defects, Customer may terminate this Agreement and receive a refund of the License fee.

IN NO EVENT WILL ADP BE LIABLE FOR ANY DAMAGES, INCLUDING LOST PROFITS OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THIS LICENSE OR THE USE OR INABILITY TO USE THE SOFTWARE, WHETHER CLAIMED UNDER THIS LICENSE OR OTHERWISE.

Nondisclosure. The Programs, terms, pricing and all information identified as confidential under this Agreement are considered confidential information ("Confidential Information"). Confidential Information shall not include information that: a) becomes part of the public domain without breach of this Agreement by Customer; b) has been published or is generally known to the public at the time of its disclosure to Customer; c) was at the time of receipt otherwise lawfully known to Customer; or d) is disclosed with the written approval of ADP. Customer agrees not to make Confidential Information available in any form to any third party and not to use Confidential Information for any purpose other than the implementation of this Agreement. Customer agrees to take all reasonable steps to ensure that Confidential Information is not disclosed in violation of the terms of this Agreement.

U.S. Government Restricted Rights. The Software and written materials accompanying the Software are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions set forth in subparagraph (c) (1) (ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software Restricted Rights 48 CFR 52.227-19, as applicable. Contractor is ADP, Inc., 1 ADP Boulevard, Roseland, NJ 07068. Manufacturer is Kronos Incorporated, 297 Billerica Road, Chelmsford, Massachusetts 01824. Kronos reserves all rights under the copyright laws of the United States.

General. No action, regardless of form, may be brought by either party more than one (1) year after the cause of action has arisen, except that an action for non-payment may be brought by ADP within two (2) years after the last payment by Customer.

This License Agreement shall be governed by the laws of the State of New Jersey.

Click here to acknowledge you have read and accept these license terms and to access the Software.

ACCEPT _____                        DECLINE/DO NOT ACCEPT ______

ADP is a registered trademark of ADP of North America, Inc.

(C)Automatic Data Processing, Inc.  2003



                          ANNEX I: ADP SOFTWARE LICENSE

CAREFULLY READ ALL OF THE TERMS AND CONDITIONS OF THIS LICENSE BEFORE BREAKING THE SEAL OF THE MEDIA. OPENING THE MEDIA CONSTITUTES ACCEPTANCE OF ALL OF THE TERMS AND CONDITIONS OF THIS LICENSE.

If you do not agree to these terms and conditions, you may return the media and the other components of this product to the place from which you acquired it and obtain a refund. No refund will be given if the seal has been broken on the media.

The Software is the licensed and/or owned property of, and embodies the proprietary trade secret technology of ADP and/or its licensor. Unauthorized use and copying of such Software is prohibited by law, including United States and foreign copyright law. The price you pay to ADP for a copy of the program constitutes a license fee that entitles you to use the program as set forth below and if you discontinue paying ADP, the license is terminated and the provisions of F. below shall apply.

License Terms. ADP grants to Customer a non-exclusive, nontransferable License to use the Soft-ware included in this package (the "Software"). This License may be terminated by ADP by written notice to Customer upon any material breach by Customer. This License is subject to all of the terms of this Agreement, including those set forth below:

A. Customer recognizes and agrees that the license to use the Software is limited, based upon the amount of the license fee paid by Customer.
     Limitations may include the number of employees, simultaneous or active users, prod-uct modules, features, computer model and serial number and/or the number of terminals to which the Software is permitted to be connected. Customer agrees to: 1) use the Soft-ware only for the number of employees, simultaneous or active users, computer model and serial number and/or terminals permitted by the applicable license fee; 2) use only the product modules and/or features permitted by the applicable license fee; and 3) use the Soft-ware only in support of Customer's own business. Customer agrees not to increase the number of employees, simultaneous or active users, terminals, product modules, or features, or to upgrade the model, as applicable, unless and until Customer pays the applicable fee for such increase or upgrade. Customer may not relicense or sublicense the Software to, or otherwise permit use of the Software (including timesharing or networking use) by any third party. Customer may not provide service bureau or other data processing services that make use of the Software without the express prior written consent of ADP. Customer may use any embedded database or remote support software only in conjunction with ADP products and services.

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B.   Customer  may use the  computer  programs  included  in the  Software  (the
     "Programs")  in object  code form  only,  and  shall not  reverse  compile,
     disassemble   or  otherwise   convert  the  Programs  into   uncompiled  or
     unassembled code.

C. Customer may copy the Programs only as reasonably necessary to load and execute the Programs and for backup purposes. All copies of the Programs or any part thereof, whether in printed or machine readable form and whether on storage media or otherwise, are the licensed and/or owned property of ADP and are subject to all the terms of this License, and all copies of the Programs or any part of the Programs shall include the copyright and proprietary rights notices contained in the Programs as delivered to the Customer.

D. Customer may not sell, assign, convey, or otherwise transfer the Software to any third party without the prior written consent of ADP.

E. In the event that ADP supplies updates, co-rections, modifications, new versions or new releases of the Software, (collectively referred to as "Updates"), such Updates shall be part of the Software and the provisions of this License shall apply to such Updates and to the Software as modified thereby. If an Update is provided, Customer may utilize either the Update or prior version of the Software, but never both at the same time.

F. Customer may terminate this License at any time by returning to ADP the original copy of the Software and destroying all other copies of the Software. Upon termination of this License by ADP, Customer will also return the original Soft-ware to ADP and destroy all other copies of the Software.

G. Customer shall be solely responsible for compliance with any laws, rules and regulations governing the export of the Software outside the U.S.. Customer shall not export or re-export the Software, directly or indirectly, without first obtaining the written approval or required license from the U.S. Department of Commerce or any other agency of the U.S. Government having jurisdiction over such transaction. The assurances in this Section shall survive termination of this License.

Limited Warranty. ADP warrants to Customer that the media on which the Programs are recorded shall be free from defects in materials or manufacture under normal use for a period of 90 days from the date of shipment of the media. Programs found to have a defect in the media will be replaced at no charge to Customer if returned to ADP within such 90 day period. If the defect results from accident, abuse or mishandling or Customer's failure to provide a suitable installation environment, ADP will have no responsibility to replace the media. EXCEPT AS PROVIDED ABOVE, THE SOFT-WARE, INCLUDING DOCUMENTATION, IS PRO-VIDED "AS IS" AND NO WARRANTY OF ANY KIND, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS MADE BY OR AUTHORIZED TO BE MADE ON BEHALF OF ADP. CUSTOMER ASSUMES THE ENTIRE RISK OF THE RESULTS OF PERFORMANCE OF THE SOFTWARE OR OF THE FAILURE OF THE SOFTWARE TO PERFORM.

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Limitation  of  Liability.  ADP's entire  liability  to Customer and  Customer's exclusive remedy shall be replacement of defective media as provided above, or if ADP is unable to deliver a replacement that is free of media defects, Customer may terminate this Agreement and receive a refund of the License fee. IN NO EVENT WILL ADP BE LIABLE FOR ANY DAMAGES, INCLUDING LOST PROFITS OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THIS LICENSE OR THE USE OR INABILITY TO USE THE SOFTWARE, WHETHER CLAIMED UNDER THIS LICENSE OR OTHERWISE.

Nondisclosure. The Programs, terms, pricing and all information identified as confidential under this Agreement are considered confidential information ("Confidential Information"). Confidential Information shall not include information that: a) becomes part of the public domain without breach of this Agreement by Customer; b) has been published or is generally known to the public at the time of its disclosure to Customer; c) was at the time of receipt otherwise lawfully known to Customer; or d) is disclosed with the written approval of ADP. Customer agrees not to make Confidential Information available in any form to any third party and not to use Confidential Information for any purpose other than the implementation of this Agreement. Customer agrees to take all reasonable steps to ensure that Confidential Information is not disclosed in violation of the terms of this Agreement.

U.S.   Government   Restricted  Rights.  The  Soft-ware  and  written  materials accompanying the Soft-ware are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions set forth in subparagraph (c) (1) (ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or sub-paragraphs (c)(1) and (2) of the Commercial Computer Software Restricted Rights 48 CFR 52.227-19, as applicable. Contractor is ADP, Inc., 1 ADP Boulevard, Roseland, NJ 07643. Manufacturer is Kronos Incorporated, 297 Billerica Road, Chelmsford, Massachusetts 01824. Kronos reserves all rights under the copyright laws of the United States.

General. No action, regardless of form, may be brought by either party more than one (1) year after the cause of action has arisen, except that an action for non-payment may be brought by ADP within two (2) years after the last payment by Customer. This License Agreement shall be governed by the laws of the State of New Jersey. Part No. 9900771-001 Rev. A